UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23994

Eagle Point Defensive Income Trust

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Thomas P. Majewski

c/o Eagle Point Defensive Income Trust

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Name and address of agent for service)

Copies to

Thomas J. Friedmann

Alexander C. Karampatsos
Dechert LLP
One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110
(617) 728-7120

Registrant’s telephone number, including area code: (203) 340-8500

Date of fiscal year end: September 30

Date of reporting period: September 30, 2025

Item 1. Report to Stockholders

The Annual Report to stockholders of Eagle Point Defensive Income Trust for the year ended September 30, 2025, is filed herewith.

EAGLE POINT
DEFENSIVE INCOME

Eagle Point Defensive Income Trust

ANNUAL REPORT | 2025

Eagle Point
Defensive Income Trust

ANNUAL REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2025

DIT Annual Report for the Fiscal Year Ended September 30, 2025

Eagle Point Defensive Income Trust

Annual Report – September 30, 2025

Table of Contents

Management Discussion of Fund Performance 2
Important Information about this Report and Eagle Point Defensive Income Trust 8
Performance Data 10
Summary of Certain Unaudited Portfolio Characteristics 11
Financial Statements for the Year Ended September 30, 2025 (Audited) 13
Distribution Reinvestment Plan 44
Additional Information 44

DIT Annual Report for the Fiscal Year Ended September 30, 2025

Management Discussion of Fund Performance

Management Discussion of Fund Performance

NOVEMBER 24, 2025

Dear Shareholders:

We are pleased to share our annual report for Eagle Point Defensive Income Trust (“we,” “us,” “our” or the “Fund”) for the fiscal year ended September 30, 2025. We believe the Fund is the first interval fund to invest in Portfolio Debt Securities (“PDS”), an asset class that Eagle Point identified and defined. Since the launch of the Defensive Income Strategy in 2020, Eagle Point has originated and invested in over $8 billion of PDS, providing financing to a range of funds including BDCs, closed-end funds, private credit funds and commercial mortgage REITs. With over $5 billion of AUM in the strategy and an 11-person dedicated investment team focused on PDS, we are among the largest non-bank lenders in the market.

Eagle Point’s Defensive Income Strategy originates and invests in PDS, which are primarily debt and preferred equity securities issued by funds and investment vehicles primarily to finance a portion of their portfolios. We believe PDS offer a better, more defensive way to gain exposure to private credit since PDS are collateralized by diverse portfolios of assets and benefit from the equity subordination provided by a borrowing fund’s equity investors.

This is in contrast to private credit loans to companies which, by definition, are subject to the idiosyncratic credit risk associated with that company. We believe these are the key reasons why there has never been an impairment on any debt to a BDC.

The Defensive Income Strategy has attracted significant interest from institutional investors due to the high-quality, investment-grade nature of most PDS, coupled with a return profile that meaningfully exceeds that of typical investment-grade corporate credit. The Fund is designed to offer individual investors access to the Defensive Income Strategy, which was previously only available to institutional investors. The Fund commenced operations on July 29, 2024, and shortly thereafter received $100 million of equity capital and an attractive portfolio of PDS that was contributed by one of the Defensive Income Strategy’s largest institutional investors, which has been invested in the strategy since December 2021.

The Fund’s primary investment objective is to generate high current income, with a secondary objective to generate capital gains. As of September 30, 2025, the Fund had $157 million of total assets invested in 103 investments, 57% of which were investment-grade rated. The Fund had a net asset value of $113 million or $11.35 per share, up from $10.00 per share at the time of the Fund’s inception.

Fund Highlights

During the period from the Fund’s inception on July 29, 2024, through September 30, 2025, the Fund generated an annualized total return of 13.4%.1

Fund highlights include:

▪Constructed a portfolio that is 57% investment-grade rated and well balanced between fixed and floating rate exposure, with 60% fixed and 40% floating, as of September 30, 2025.

▪Increased portfolio diversification to 103 investments by September 30, 2025, with a weighted average yield of 10.8%.

DIT Annual Report for the Fiscal Year Ended September 30, 2025

Management Discussion of Fund Performance

▪Put in place a $50 million revolving credit facility and further strengthened the balance sheet by issuing $35 million of preferred stock through a private placement to an institutional investor, providing additional accretive capital to the Fund that we believe will further enhance returns to investors.

As of September 30, 2025, all of the Fund’s assets are performing and no assets are on non-accrual.

DIT Annual Report for the Fiscal Year Ended September 30, 2025

Management Discussion of Fund Performance

Market Commentary

Credit markets generally performed well over the last year, supported by a resilient US economy and the expectation that the Fed will continue its easing cycle. These factors underpinned sustained demand for income-oriented assets. However, the market did experience a brief period of volatility driven by uncertainty related to global trade in April, the so-called “Tariff Tantrum.” The Defensive Income Strategy aggressively capitalized on this opportunity, purchasing PDS in the secondary market at discounted prices, which benefited Fund performance. By September 30, 2025, spreads had fully retraced this widening and were hovering near all-time lows, reflecting investor confidence and strong demand for higher-quality yield.

Looking ahead, while the environment remains constructive, with credit spreads near historic lows and defaults ticking up slightly, we believe investors must be increasingly selective in identifying attractive opportunities in private credit. We believe that by focusing on PDS, the Fund offers a more defensive approach to accessing private credit as compared with traditional direct lending funds.

DIT Annual Report for the Fiscal Year Ended September 30, 2025

Management Discussion of Fund Performance

About Our Adviser

The Fund’s adviser, Eagle Point Defensive Income Management LLC (our “Adviser”), is an affiliate of Eagle Point Credit Management LLC (collectively with the Adviser and certain other affiliates, “Eagle Point”). Eagle Point is an investment manager based in Greenwich, CT, which is focused on private credit strategies in inefficient markets. The Firm uses its time-tested private equity-style approach to investing in credit markets with the objective to deliver strong risk-adjusted returns to its investors. As of September 30, 2025, Eagle Point had over $13 billion of assets under management.2

* * * * *

Management remains keenly focused on continuing to create value for our shareholders. We appreciate the trust and confidence our shareholders have placed in the Fund.

Thomas Majewski Chairman and Chief Executive Officer	Daniel Spinner, CAIA Senior Principal, Portfolio Manager

This letter is intended to assist shareholders in understanding the Fund’s performance for the period ended September 30, 2025. The views and opinions in this letter were current as of November 24, 2025. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. The Fund undertakes no duty to update any forward-looking statement made herein. Information contained on our website is not incorporated by reference into this shareholder letter, and you should not consider information contained on our website to be part of this shareholder letter or any other report we file with the SEC.

DIT Annual Report for the Fiscal Year Ended September 30, 2025

Notes

Notes

1Total return is calculated based on a change in NAV per share between the beginning and end of period NAV per share and assumes distributions paid to shareholders during the period were reinvested in accordance with the Fund’s distribution reinvestment plan. Total return does not include upfront sales charges. Performance reflects certain expense limitation and fee waiver arrangements in effect during the periods shown. Absent these arrangements, the Fund’s performance would have been lower. Past performance is not indicative of, or a guarantee of, future performance.

2Assets under management represent gross assets, inclusive of committed but undrawn capital, managed by Eagle Point and certain of its affiliates.

DIT Annual Report for the Fiscal Year Ended September 30, 2025

Page Intentionally Left Blank

DIT Annual Report for the Fiscal Year Ended September 30, 2025

Important Information

Important Information about this Report and Eagle Point
Defensive Income Trust

This report is transmitted to the shareholders of Eagle Point Defensive Income Trust (“we,” “us,” “our” or the “Fund”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice or a recommendation or an offer to enter into any transaction with the Fund or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Fund or a solicitation of an offer to purchase any such securities and is not a prospectus. From time to time, the Fund may have a registration statement relating to one or more of its securities on file with the SEC. Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.

The information and its contents are the property of Eagle Point Defensive Income Management LLC (our “Adviser”) and/or the Fund. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.

Investors should read the Fund’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Fund. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing in securities of the Fund. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Fund is not appropriate for all investors. The investment program of the Fund is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Fund is not intended to be a complete investment program. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of September 30, 2025. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Fund. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Fund’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

To provide some liquidity to shareholders, the Fund will conduct quarterly repurchase offers for a limited amount of the Fund’s shares (at least 5%). The offer to purchase between 5% and 25% of shares outstanding at net asset value on a quarterly basis is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund’s shares and should be viewed as a long-term investment. The Fund’s shares will not be publicly traded, and an investor should not expect to be able to sell shares regardless of how the Fund performs.

Neither the Adviser nor the Fund provides legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Fund, and, in certain cases, from third-party sources and reports (including reports of third-party custodians, collateralized loan obligation collateral managers and trustees) that have not been independently verified by the Fund. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.

DIT Annual Report for the Fiscal Year Ended September 30, 2025

Important Information

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Fund’s filings with the SEC. The Fund undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

DIT Annual Report for the Fiscal Year Ended September 30, 2025

Performance Data

Performance Data1

The following graph shows the performance of a $10,000 investment in the Fund’s shares and the Bloomberg Investment Grade Corporate Bond Index for the period from July 29, 2024 (the date of the Fund’s inception) through September 30, 2025. The performance calculation assumes the purchase of the Fund’s shares at the offering price at the beginning of the period (i.e., at the initial net asset value per share and assuming the maximum sales charge of 5.75%) and the repurchase of those shares at net asset value at the end of the period shown. Distributions are assumed, for purposes of this calculation, to be reinvested at the prices obtained under the Fund’s distribution reinvestment plan. Performance reflects applicable fee waivers and/or expense limitations in effect, if any, during the periods shown and, in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares. For comparative purposes, the performance of an appropriate broad-based securities market index, the Bloomberg Investment Grade Corporate Bond Index, is shown.

Value of $10,000 Invested

$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
$11,587
$10,921
$10,713
Jul 2024
Aug 2024
Sep 2024
Oct 2024
Nov 2024
Dec 2024
Jan 2025
Feb 2025
Mar 2025
Apr 2025
May 2025
Jun 2025
Jul 2025
Aug 2025
Sep 2025
Eagle Point Defensive Income Trust (without sales load)
Eagle Point Defensive Income Trust (with sales load)
Bloomberg US Corporate Bond Index

	Average Annualized Total Return	Cumulative Return
	Since Inception (July 29, 2024)	Since Inception (July 29, 2024)
Eagle Point Defensive Income Trust (without sales load)	13.39%	15.87%
Eagle Point Defensive Income Trust (with sales load)[2]	7.80%	9.21%
Bloomberg Investment Grade Corporate Bond Index	6.64%	7.83%

Please see footnote disclosure on page 12.

DIT Annual Report for the Fiscal Year Ended September 30, 2025

Summary of Certain Unaudited Portfolio Characteristics

Summary of Certain Unaudited Portfolio Characteristics

The summary of portfolio characteristics is reflected below as of September 30, 2025:

Portfolio Breakdown3

Top Ten Investments by Fair Value[3]
Issuer	Asset Type	Fair Value	% of Assets
Senior Credit Corp 2022 LLC	Senior Unsecured Note	$10.6	7.1%
Metropolitan Leverage Partners Fund VII LP	Senior Secured Loan	$6.5	4.3%
Metropolitan Levered Partners Fund VIII LP	Senior Secured Loan	$7.7	5.1%
Invesco Senior Secured Management	Preferred Equity	$5.8	3.8%
ASPF II 2022-I, L.P.	Senior Secured Rated Feeder Fund Debt	$5.6	3.7%
CION Investment Corp	Senior Unsecured Note	$5.4	3.6%
Granite Point Mortgage Trust Inc	Preferred Equity	$5.2	3.5%
Waterfall Eden Master Fund LTD	Senior Secured Loan	$4.8	3.2%
Senior Credit Corp 2022 LLC	Common Equity	$4.8	3.2%
Velocity Commercial Capital, LLC	Senior Secured Note	$4.1	2.8%
Total		$60.5	40.3%

Dollar amounts in millions.

DIT Annual Report for the Fiscal Year Ended September 30, 2025

Notes

Notes

1The index shown herein has not been selected to represent a benchmark for a strategy’s performance, but is instead disclosed to allow for comparison of the Fund’s returns to that of an appropriate broad-based securities market index. Bloomberg Investment Grade Corporate Bond Index return amounts are calculated with reported data as of November 21, 2024. July 2024 returns included in performance data are for the full month of July 2024, as intra month returns are not available. The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index. The Bloomberg Investment Grade Corporate Bond Index is intended to measure the performance of a composite of multi-strategy funds which are characterized by their ability to dynamically allocate capital among strategies falling within several traditional hedge fund disciplines. The use of many strategies, and the ability to reallocate capital between them in response to market opportunities, means that such funds are not easily assigned to any traditional category. The Bloomberg Investment Grade Corporate Bond Index is recalculated and updated in real-time as soon as the monthly returns for the underlying funds are recorded. Only funds that provide net returns are included in the index calculation.

2Calculated based on a maximum sales charge of 5.75%.

3The summary of portfolio investments shown is based on the fair value of the underlying positions as of September 30, 2025. Totals may not foot due to rounding.

DIT Annual Report for the Fiscal Year Ended September 30, 2025

Financial Statements (10.1.2024 – 9.30.2025)

Financial Statements for the period from October 1, 2024 through
September 30, 2025 (Audited)

Statement of Assets and Liabilities 14
Schedule of Investments 15
Statements of Operations 18
Statements of Changes in Net Assets 19
Statements of Cash Flows 20
Notes to Financial Statements 21
Financial Highlights 40
Supplemental Information 42
Report of Independent Registered Public Accounting Firm 43

See accompanying notes to the financial statements

Eagle Point Defensive Income Trust

Statement of Assets and Liabilities

As of September 30, 2025

(expressed in U.S. dollars)

ASSETS
Investments, at fair value:
Affiliated investments, at fair value (cost $15,781,171)	$15,407,063
Unaffiliated investments, at fair value (cost $132,789,782)	134,636,014
Total investments (cost of $148,570,953)	150,043,077
Cash and cash equivalents	3,873,154
Interest and dividends receivable:
Affiliated investments	75,176
Unaffiliated investments	2,845,523
Total interest and dividends receivable	2,920,699
Receivable for investments sold	61,457
Deferred offering costs	35,824
Total Assets	156,934,211

LIABILITIES
Series A Term Preferred Shares due 2028, less unamortized deferred issance costs of $588,606 (35,000 shares outstanding) (Note 8)	34,411,394
Borrowings under Revolving Credit Facility (less unamortized deferred financing costs of $280,959) (Note 7)	7,604,808
Interest expense payable	727,450
Administration fees payable	181,771
Professional fees payable	159,917
Unfunded loan commitments, at fair value (Note 10)	141,429
Trustees’ fees payable	21,300
Payable for investments purchased	9,964
Transfer agent fees payable	7,385
Other expenses payable	44,156
Total Liabilities	43,309,574

COMMITMENTS AND CONTINGENCIES (Note 10)

NET ASSETS applicable to common stock, unlimited shares authorized, 10,010,000 shares issued and outstanding	$113,624,637

NET ASSETS consist of:
Paid-in capital (Note 6)	$99,689,869
Aggregate distributable earnings (losses)	13,934,768
Total Net Assets	$113,624,637

Shares issued and outstanding	10,010,000

Net asset value per share	$11.35

See accompanying notes to the financial statements

Eagle Point Defensive Income Trust

Schedule of Investments

As of September 30, 2025

(expressed in U.S. dollars)

Issuer(1)	Investment(2)	Acquisition Date(3)	Principal Amount/ Shares	Cost	Fair Value(4)
Investments at Fair Value(5) - 132.01% of Net Assets
Loans and Notes - 105.64% of Net Assets
United States
Financial Services
Senior Credit Corp 2022 LLC	Senior Unsecured Note, 8.500%, due on 12/05/2028(6)(8)(9)(11)	08/06/24	$10,613,013	$10,613,013	$10,613,013
Metropolitan Levered Partners Fund VIII LP	Senior Secured Loan, Tranche 1, 10.002%, 3M SOFR + 6.000%, due on 2/21/2028(6)(7)(10)	08/06/24	6,305,137	6,336,498	6,336,663
CION Investment Corporation	Senior Unsecured Note, Tranche A Note, 8.961%, 3M SOFR + 4.750%, due on 11/08/2027(6)(7)(10)	08/06/24	5,320,000	5,305,657	5,415,760
Metropolitan Leverage Partners Fund VII LP	Senior Secured Loan, Tranche 1, 9.002%, 3M SOFR + 5.000%, due on 3/10/2027(6)(7)(10)	08/06/24	5,280,973	5,302,440	5,305,620
WEMF EP Holdings, LLC	Senior Secured Loan, Tranche 2, 9.577%, 3M SOFR + 5.575%, due on 3/07/2027(6)(7)(10)	08/06/24	4,877,383	4,848,973	4,833,487
Velocity Commercial Capital, LLC	Senior Secured Note, 7.125%, due on 3/15/2027(6)(8)(10)	08/06/24	4,225,000	4,153,403	4,153,175
Metropolitan Financing VII LLC	Senior Secured Loan, 9.502%, 3M SOFR + 5.500%, due on 2/12/2026(6)(7)(10)	08/06/24	3,629,386	3,630,272	3,628,174
Blue Owl Technology Income Corporation	Senior Unsecured Note, Tranche A Note, 9.079%, 3M SOFR + 4.750%, due on 1/15/2029(6)(7)(10)	08/06/24	3,450,000	3,525,449	3,594,900
MGG Onshore Funding IV LLC	Senior Secured Loan, 9.951%, 3M SOFR + 5.650%, due on 2/04/2030(6)(7)(10)	01/30/25	3,375,000	3,280,502	3,280,584
MGG Offshore Funding IV LLC	Senior Secured Loan, 9.865%, 3M SOFR + 5.650%, due on 2/21/2030(6)(7)(10)	02/20/25	3,375,000	3,279,671	3,279,690
Invesco CLO Equity Fund 5, L.P.	Senior Unsecured Note, 9.000%, due on 3/14/2035(6)(8)(9)(10)	03/20/25	3,079,153	3,054,880	3,017,570
Visio - Beach Point Mortgage Trust, LLC	Senior Unsecured Loan, 10.000%, due on 3/17/2030(6)(8)(9)(10)	03/14/25	2,690,400	2,690,400	2,714,614
Steeprock Real Estate Yield Investors LLC	Senior Unsecured Note, 9.502%, 3M SOFR + 5.500%, due on 4/28/2027(6)(7)(10)	08/06/24	2,388,000	2,355,796	2,364,120
Steeprock Real Estate Yield Investors LLC	Senior Unsecured Note, Tranche B, 10.502%, 3M SOFR + 6.500%, due on 4/28/2027(6)(7)(10)	08/06/24	2,284,000	2,285,614	2,294,278
North Haven Private Income Fund LLC	Senior Unsecured Note, Series B, 8.880%, due on 8/10/2028(6)(8)(10)	08/06/24	1,950,000	1,998,450	2,096,250
Monroe Capital Income Plus Corporation	Senior Unsecured Note, Tranche A Note, 9.420%, due on 11/15/2028(6)(8)(10)	08/06/24	1,670,000	1,747,618	1,796,920
Monroe Capital Private Credit Fund 559 LP	Senior Unsecured Note, 8.625%, due on 11/14/2028(6)(8)(10)	08/06/24	1,750,000	1,747,882	1,758,750
Braemar Hotels & Resorts Inc.	Convertible Senior Unsecured Note, 4.500%, due on 6/01/2026(8)	08/06/24	1,778,000	1,718,565	1,733,550
Horizon Technology Finance Corporation	Convertible Senior Unsecured Note, 5.500%, due on 9/04/2030(6)(8)(10)	09/04/25	1,808,000	1,656,185	1,718,594
Claros Mortgage Trust Inc.	Senior Secured Loan, 8.766%, 1M SOFR + 4.600%, due on 8/10/2026(6)(7)	02/25/25	1,470,190	1,396,610	1,424,246
Ready Capital Corporation	Senior Unsecured Note, 9.000%, due on 12/15/2029(8)	12/03/24	59,015	1,382,727	1,409,868
Axar Master Fund Ltd.	Senior Secured Loan, 11.000%, due on 4/08/2029(6)(8)(10)	08/06/24	1,391,864	1,374,930	1,364,723
Metropolitan Levered Partners Fund VIII LP	Senior Secured Loan, Tranche 2, 10.002%, 3M SOFR + 6.000%, due on 2/21/2028(6)(7)(10)	08/06/24	1,322,524	1,325,977	1,329,137
Metropolitan Leverage Partners Fund VII LP	Senior Secured Loan, Tranche 2, 9.002%, 3M SOFR + 5.000%, due on 3/10/2027(6)(7)(10)	08/06/24	1,189,693	1,194,529	1,195,245
Ready Term Holdings, LLC	Senior Secured Loan, 9.808%, 3M SOFR + 5.500%, due on 4/12/2029(6)(7)(10)	08/06/24	1,150,000	1,135,272	1,110,555
BSD Capital Inc.	Senior Unsecured Note, 6.958%, 3M SOFR + 2.660%, due on 10/31/2027(6)(7)(10)	01/16/25	803,000	697,232	726,314
Ready Capital Corporation	Senior Unsecured Note, 5.750%, due on 2/15/2026(8)	05/30/25	21,118	514,178	526,894
Velocity Commercial Capital, LLC	Senior Secured Note, 9.875%, due on 2/15/2029(6)(8)(10)	08/06/24	485,000	499,025	498,823
Broadmark Realty Capital Inc.	Senior Unsecured Note, 5.000%, due on 11/15/2026(6)(8)	08/06/24	508,000	477,732	486,410
Great Ajax Operating Partnership L.P.	Senior Unsecured Note, 9.875%, due on 9/01/2027(6)(8)	05/05/25	488,000	479,658	479,871
Sachem Capital Corp.	Senior Unsecured Note, 6.000%, due on 12/30/2026(8)	08/05/25	14,501	342,849	351,069
Ready Capital Corporation	Senior Unsecured Note, 6.200%, due on 7/30/2026(8)	03/11/25	11,636	276,390	287,060
Ready Capital Corporation	Senior Unsecured Note, 7.375%, due on 7/31/2027(8)	07/30/25	292,000	275,480	281,050
ReadyCap Holdings LLC	Senior Secured Note, 4.500%, due on 10/20/2026(6)(8)	08/06/24	244,000	234,415	238,123
Monroe Capital Opportunistic Private Credit Master Fund SCSp	Senior Unsecured Note, 8.500%, due on 12/01/2026(6)(8)(10)	08/06/24	225,456	224,722	225,005
Logan Ridge Finance Corporation	Convertible Senior Unsecured Note, 6.000%, due on 4/01/2032(6)(8)(10)	08/06/24	200,625	197,525	198,097
Sachem Capital Corp.	Senior Unsecured Note, 6.000%, due on 3/30/2027(8)	08/05/25	5,659	125,191	129,591
Ready Capital Corporation	Senior Unsecured Note, 5.500%, due on 12/30/2028(8)	12/27/24	108,000	88,726	93,420
Sachem Capital Corp.	Senior Unsecured Note, 7.125%, due on 6/30/2027(8)	08/05/25	3,082	68,135	71,811
Adamas Trust, Inc.	Senior Unsecured Note, 5.750%, due on 4/30/2026(8)	06/11/25	40,000	38,907	39,544
Sachem Capital Corp.	Senior Unsecured Note, 8.000%, due on 9/30/2027(8)	08/05/25	1,181	26,344	27,458
ReadyCap Holdings LLC	Senior Secured Note, 9.375%, due on 3/01/2028(6)(8)	05/15/25	10,000	9,470	10,085
Adamas Trust, Inc.	Senior Unsecured Note, 9.125%, due on 7/01/2029(8)	05/14/25	39	948	974

Structured Finance
ASPF II 2022-I, L.P.	Senior Secured Rated Feeder Fund Debt, Class B-2 Note, 11.350%, due on 10/15/2034(6)(8)(10)	08/06/24	5,420,178	5,426,395	5,594,052
ASPF II 2022-I, L.P.	Senior Secured Rated Feeder Fund Debt, Class C-2B Note, 15.600%, due on 10/15/2034(6)(8)(10)	08/06/24	2,981,098	2,984,560	3,114,994
ALP CFO 2024, L.P.	Senior Secured Collateralized Fund Obligation Debt, Class C Note, 12.881%, due on 10/15/2036(6)(8)(10)	10/21/24	2,000,000	2,000,000	2,037,286
Dawson Rated Fund 6-R2 LP	Senior Secured Rated Feeder Fund Debt, Class C Loan, 13.540%, due on 12/15/2034(6)(8)(9)(10)	12/16/24	1,804,989	1,804,989	1,885,491
ALP CFO 2024, L.P.	Senior Secured Collateralized Fund Obligation Debt, Class B Note, 10.036%, due on 10/15/2036(6)(8)(10)	10/21/24	1,788,000	1,788,000	1,819,043
Guggenheim Investments Private Debt Fund IV Rated Note Feeder, LLC	Senior Secured Rated Feeder Fund Debt, Class C Note, 11.502%, 3M SOFR + 7.500%, due on 4/10/2039(6)(7)(9)(10)	04/15/25	1,792,536	1,792,536	1,786,187
New Mountain Guardian IV Rated Feeder III Ltd.	Senior Secured Rated Feeder Fund Debt, Class D Note, 12.020%, 3M SOFR + 8.020%, due on 8/28/2037(6)(7)(9)(10)	10/17/24	1,666,080	1,641,739	1,655,734
NB Blueprint 2025 LLC	Senior Secured Collateralized Fund Obligation Debt, Class B Loan, 9.738%, due on 4/15/2040(6)(8)(9)(10)	03/28/25	1,191,600	1,191,600	1,213,516
New Mountain Guardian IV Rated Feeder III Ltd.	Senior Secured Rated Feeder Fund Debt, Class C Note, 11.500%, 3M SOFR + 7.500%, due on 8/28/2037(6)(7)(9)(10)	10/17/24	1,139,040	1,139,040	1,142,404
ALP CFO 2025, L.P.	Senior Secured Collateralized Fund Obligation Debt, Class M Note, 14.000%, due on 7/15/2037(6)(8)(10)	07/30/25	1,033,000	1,033,000	1,033,000
Brightwood Capital Offshore Fund V-U RN, LLC	Senior Secured Rated Feeder Fund Debt, Class D Loan, 13.960%, 3M SOFR + 9.650%, due on 1/27/2036(6)(7)(9)(10)	01/27/25	1,015,177	1,015,177	1,030,781
Dawson Rated Fund 6-R2 LP	Senior Secured Rated Feeder Fund Debt, Class B Loan, 10.390%, due on 12/15/2034(6)(8)(9)(10)	12/16/24	900,286	900,286	931,256
ALP CFO 2025, L.P.	Senior Secured Collateralized Fund Obligation Debt, Class C Note, 12.244%, due on 7/15/2037(6)(8)(10)	07/31/25	917,000	917,000	917,000
Glendower Capital Secondaries CFO, LLC	Senior Secured Collateralized Fund Obligation Debt, Class B Loan, 11.500%, due on 7/13/2038(6)(8)(9)(10)	08/06/24	750,164	759,731	771,952
New Mountain Guardian IV Rated Feeder III Ltd.	Senior Secured Rated Feeder Fund Debt, Class B Note, 9.100%, 3M SOFR + 5.100%, due on 8/28/2037(6)(7)(9)(10)	10/17/24	698,400	698,400	702,938
Dawson Rated Fund 6-R3 LP	Senior Secured Rated Feeder Fund Debt, Class B Loan, 9.870%, due on 5/15/2035(6)(8)(9)(10)	04/11/25	614,570	614,570	618,956
Brightwood Capital Offshore Fund V-U RN, LLC	Senior Secured Rated Feeder Fund Debt, Class C Loan, 11.810%, 3M SOFR + 7.500%, due on 1/27/2036(6)(7)(9)(10)	01/27/25	575,000	575,000	585,352
GCM Grosvenor Credit Secondaries Structured Note 2025, L.P.	Senior Secured Collateralized Fund Obligation Debt, Class C Note, 11.998%, 3M SOFR + 8.000%, due on 9/20/2037(6)(7)(9)(10)	09/22/25	513,653	513,653	513,653
Brightwood Capital Offshore Fund V-U RN, LLC	Senior Secured Rated Feeder Fund Debt, Class B Loan, 9.560%, 3M SOFR + 5.250%, due on 1/27/2036(6)(7)(9)(10)	01/27/25	470,000	470,000	474,565
Vista Credit Partners Fund IV-B, L.P.	Senior Secured Rated Feeder Fund Debt, Class B-1 Loan, 11.456%, 3M SOFR + 7.160%, due on 11/30/2034(6)(7)(9)(10)	07/21/25	466,293	466,293	468,624
Dawson Rated Fund 5-R1 LP	Senior Secured Rated Feeder Fund Debt, Class C Loan, 14.219%, due on 12/15/2032(6)(8)(10)	08/06/24	379,010	385,847	397,165
Glendower Capital Secondaries CFO, LLC	Senior Secured Collateralized Fund Obligation Debt, Class C Loan, 14.500%, due on 7/13/2038(6)(8)(9)(10)	08/06/24	343,499	348,537	355,482
New Mountain Guardian IV Rated Feeder I, Ltd.	Senior Secured Rated Feeder Fund Debt, Class B Note, 10.350%, 3M SOFR + 6.350%, due on 8/22/2036(6)(7)(9)(10)	08/06/24	303,120	303,284	307,238
CVC Structured Solutions 2, LP	Senior Secured Rated Feeder Fund Debt, Class C Loan, 12.356%, US 5Y + 8.75%, due on 9/03/2040(6)(7)(9)(10)	09/22/25	274,832	274,832	274,832
Dawson Rated Fund 6-R3 LP	Senior Secured Rated Feeder Fund Debt, Class C Loan, 12.870%, due on 5/15/2035(6)(8)(9)(10)	04/11/25	215,427	215,427	219,207
Dawson Rated Fund 5-R1 LP	Senior Secured Rated Feeder Fund Debt, Class B-1 Loan, 10.819%, due on 12/15/2032(6)(8)(10)	08/06/24	135,107	139,262	139,987
Ares Secondaries PBN Finance Co IV LLC	Senior Secured Collateralized Fund Obligation Debt, Class C Loan, 12.502%, 3M SOFR + 8.500%, due on 4/14/2039(6)(7)(9)(10)	05/13/25	26,042	26,042	25,954

See accompanying notes to the financial statements

Eagle Point Defensive Income Trust

Schedule of Investments

As of September 30, 2025

(expressed in U.S. dollars)

Issuer(1)	Investment(2)	Acquisition Date(3)	Principal Amount/ Shares	Cost	Fair Value(4)
Municipal
California Municipal Finance Authority	Environmental Improvement Revenue Bonds(Aymium Williams Project), Series 2022A, 12.250%, due on 12/15/2042(8)(10)	04/28/25	846,590	846,590	838,801
California Municipal Finance Authority	Environmental Improvement Revenue Bonds(Aymium Williams Project), Series 2022A, 12.250%, due on 12/15/2042(8)(10)	04/03/25	367,568	357,914	364,186
California Municipal Finance Authority	Environmental Improvement Revenue Bonds(Aymium Williams Project), Series 2022A, 12.250%, due on 12/15/2042(8)(10)	04/03/25	270,270	260,293	267,784
California Municipal Finance Authority	Environmental Improvement Revenue Bonds(Aymium Williams Project), Series 2022A, 12.250%, due on 12/15/2042(8)(10)	04/03/25	180,180	173,529	178,522
California Municipal Finance Authority	Environmental Improvement Revenue Bonds(Aymium Williams Project), Series 2022A, 12.250%, due on 12/15/2042(8)(10)	04/28/25	65,122	65,122	64,523

Consumer Services
SI Tickets, Inc.	Senior Secured Loan, 10.023%, 1M SOFR + 5.750%, due on 8/28/2028(6)(7)(10)	08/25/25	1,715,238	1,369,791	1,526,562

Infrastructure
Integrated Modular Data Centers, LLC	Senior Secured Loan, 11.000%, due on 10/19/2026(6)(9)(10)	09/22/25	412,633	412,633	412,633
Total United States - 102.17% of Net Assets				114,829,312	116,110,745

Singapore
Financial Services
FinAccel Pte Ltd	Senior Secured Loan, Class C Note, 15.000%, due on 6/30/2026(6)(8)(10)	08/06/24	3,321,697	3,345,694	3,364,879
FinAccel Pte Ltd	Senior Secured Loan, Class A Note, 14.000%, due on 6/30/2026(6)(8)(10)	08/06/24	556,991	559,094	557,548
FinAccel Pte Ltd	Senior Secured Loan, Class B Note, 14.000%, due on 6/30/2026(6)(8)(10)	08/06/24	23,052	23,139	23,075
Total Singapore - 3.47% of Net Assets				3,927,927	3,945,502

Total Loans and Notes				118,757,239	120,056,247

Preferred Equity - 16.57% of Net Assets
United States
Financial Services
Invesco Senior Secured Management	Preferred Equity, 8.000%, due on 6/16/2031(6)(8)(10)	08/06/24	5,775,305	5,909,870	5,753,359
Granite Point Mortgage Trust Inc.	Preferred Equity, Series A, 7.000%(8)	08/06/24	252,166	4,099,066	5,207,228
IQHQ, Inc.	Preferred Equity, Series D-1, 15.500%(6)(8)(10)	08/06/24	4,000	4,091,075	3,947,200
Rithm Property Trust Inc.	Preferred Equity, 9.875%(8)	02/27/25	62,908	1,557,384	1,589,597
Carlyle Credit Income Fund	Convertible Preferred Shares, Series 2030, 7.500%, due on 1/31/2030(6)(8)(10)	01/29/25	1,590	1,478,700	1,560,029
Rithm Capital Corp.	Preferred Equity, Series E, 8.750%(8)	09/19/25	9,637	238,420	239,576
Arbor Realty Trust, Inc.	Preferred Equity, Series F, 6.250%(8)	01/27/25	7,907	159,042	178,698
Adamas Trust, Inc.	Preferred Equity, Series E, 11.283%, 3M SOFR + 6.429%(7)	07/01/25	4,294	105,252	107,908
Adamas Trust, Inc.	Preferred Equity, Series F, 6.875%(8)	08/27/25	4,589	101,445	104,400
National Healthcare Properties, Inc.	Preferred Equity, Series B, 7.125%(8)	07/09/25	5,187	82,620	95,960
Ready Capital Corporation	Preferred Equity, Series E, 6.500%(8)	03/03/25	3,273	54,361	50,535
National Healthcare Properties, Inc.	Preferred Equity, Series A, 7.375%(8)	07/08/25	441	6,686	8,231
Sachem Capital Corp.	Preferred Equity, Series A, 7.750%(8)	08/05/25	383	6,083	6,584
Total Preferred Equity				17,890,004	18,849,305

Collateralized Fund Obligation Equity - 3.91% of Net Assets
United States
Structured Finance
ALP CFO 2025, L.P.	Collateralized Fund Obligation Equity, Subordinated Note, effective yield 39.040%, due on 7/15/2037(6)(10)⁽¹²⁾	07/30/25	1,896,000	1,896,000	1,839,917
Glendower Capital Secondaries CFO, LLC	Collateralized Fund Obligation Equity, Subordinated Loan, effective yield 30.384%, due on 7/13/2038(6)(10)⁽¹²⁾	08/06/24	783,052	1,212,531	1,014,744
PBN II-A Equity Holdings L.P.	Collateralized Fund Obligation Equity, Subordinated Note, effective yield 21.862%, due on 4/30/2037(6)(9)(10)⁽¹²⁾	07/28/25	1,001,797	1,001,797	966,102
ALP CFO 2024, L.P.	Collateralized Fund Obligation Equity, Subordinated Note, effective yield 38.500%, due on 10/15/2036(6)(10)⁽¹²⁾	10/21/24	814,000	814,000	630,285
Total Collateralized Fund Obligation Equity				4,924,328	4,451,048

Common Equity - 5.36% of Net Assets
United States
Financial Services
Senior Credit Corp 2022 LLC	Common Equity(6)(9)(11)(13)	08/06/24	4,548,434	5,168,158	4,794,050
Oxford Lane Capital Corp.	Common Equity(13)	07/24/25	47,531	841,619	804,703
Franklin BSP Realty Trust, Inc.	Common Equity(13)	09/17/25	9,304	104,119	101,041
Horizon Technology Finance Corporation	Common Equity(13)	09/24/25	4,119	25,269	25,126
XAI Octagon Floating Rate & Alternative Income Trust	Common Equity(13)	09/18/25	1,194	6,315	6,328

Consumer Services
SI Tickets, Inc.	Common Equity(6)(10)(13)	08/25/25	120,000	352,800	355,200
Total Common Equity				6,498,280	6,086,448

Equity Warrants - 0.53% of Net Assets
Singapore
Financial Services
FinAccel Pte Ltd	Equity Warrant(6)(10)(13)	08/06/24	10,046	418,700	494,268
FinAccel Pte Ltd	Equity Warrant(6)(10)(13)	08/06/24	3,471	82,402	105,761
Total Equity Warrants				501,102	600,029

Total investments at fair value as of September 30, 2025				$148,570,953	$150,043,077

Unfunded Loan Commitments at Fair Value(5) - (0.12% of Net Assets)
Loans and Notes
United States
Consumer Services
SI Tickets, Inc.	Senior Secured Loan, 10.000%, 1M SOFR + 5.750%, due on 8/28/2028(6)(7)(9)(10)	08/25/25	(1,285,714)	—	(141,429)

Net assets above (below) investments at fair value and unfunded loan commitments at fair value					(36,277,011)
Net Assets as of September 30, 2025					$113,624,637

See accompanying notes to the financial statements

Eagle Point Defensive Income Trust

Schedule of Investments

As of September 30, 2025

(expressed in U.S. dollars)

(1) Unless otherwise noted, the Fund is neither affiliated with, nor does it “control” (as such term is defined in the Investment Company Act of 1940, as amended(the “1940 Act”)), any of the issuers listed. In general, under the 1940 Act, the Fund would be presumed to “control” an issuer if it owned 25% or more of its voting securities.

(2) A portion of the investments presented on the schedule of investments are held as collateral pursuant to the Fund’s financing arrangements. Refer to Note 7 “Revolving Credit Facility” for further discussion.

(3) Acquisition date represents the initial date of purchase or the date the investment was acquired by the Fund.

(4) Fair value is determined by Eagle Point Defensive Income Management LLC in accordance with written valuation policies and procedures, subject to oversight by the Fund’s Board of Trustees, in accordance with Rule 2a-5 under the 1940 Act.

(5) Country represents the principal country of risk where the investment has exposure.

(6) Securities exempt from registration under the Securities Act of 1933, as amended, and are deemed to be “restricted securities.” As of September 30, 2025, the aggregate fair value of these securities is $134.7 million or 118.6% of the Fund’s net assets.

(7) Variable rate investment. Interest rate shown reflects the rate in effect at the reporting date. Investment description includes the reference rate and spread.

(8) Fixed rate investment.

(9) This investment has an unfunded commitment as of September 30, 2025. Refer to Note 10 “Commitments and Contingencies” for further discussion.

(10) Classified as Level III investments.  See Note 3 “Valuation of Investments” for further discussion.

(11) This investment is an affiliated investment as defined under the 1940 Act, which represents investments in which the Fund owns 5% or more of the outstanding voting securities under common ownership or control. Refer to Note 5 “Related Party Transactions” for further discussion.

(12) CFO equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based on the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of the terminal principal payment. The effective yield and investment cost may ultimately not be realized. As of September 30, 2025, the Fund’s weighted average effective yield on its aggregate CFO equity positions, based on current amortized cost, was 33.26%.

(13) This investment is not an income producing security.

 Reference Key:

 SOFR Secured Overnight Financing Rate

 US CMT United States Constant Maturity Treasury Rate

See accompanying notes to the financial statements

Eagle Point Defensive Income Trust

Statement of Operations

As of September 30, 2025

(expressed in U.S. dollars)

INVESTMENT INCOME
Interest income:
Affiliated investments	$914,635
Unaffiliated investments	13,058,834
Total interest income	13,973,469
Dividend income:
Affiliated investments	2,059,167
Unaffiliated investments	1,148,713
Total dividend income	3,207,880
Other income	46,716
Total Investment Income	17,228,065

EXPENSES
Interest expense	3,225,107
Management fees	585,862
Professional fees	511,357
Incentive fees	409,188
Organizational expenses	109,328
Administration fees	155,938
Insurance expense	50,562
Amortization of offering costs	81,517
Transfer agent fees	22,673
Trustees’ fees	21,300
Other expenses	109,715
Total Expenses	5,282,547

Management fee voluntarily waived by the Adviser (Note 5)	(585,862)
Incentive fee voluntarily waived by the Adviser (Note 5)	(409,188)
Net Expenses	4,287,497

NET INVESTMENT INCOME	12,940,568

NET REALIZED GAIN (LOSS) FROM INVESTMENTS:
Affiliated investments	—
Unaffiliated investments	268,511
Net realized gain (loss) from investments	268,511

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS:
Affiliated investments	(276,090)
Unaffiliated investments	680,989
Net change in unrealized appreciation (depreciation) on investments	404,899

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,613,978

See accompanying notes to the financial statements

Eagle Point Defensive Income Trust

Statements of Changes in Net Assets

As of September 30, 2025

(expressed in U.S. dollars)

	For the year ended September 30, 2025	For the period from July 29, 2024 (Commencement of Operations) through September 30, 2024
Net Increase (decrease) in net assets resulting from operations:
Net investment income	$12,940,568	$1,301,989
Net realized gain (loss) on affiliated investments	—	—
Net realized gain (loss) on unaffiliated investments	268,511	60,308
Net change in unrealized appreciation (depreciation) on affiliated investments	(276,090)	(98,018)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	680,989	1,023,809
Total net increase (decrease) in net assets resulting from operations	13,613,978	2,288,088

Distributions to shareholders:
Total earnings distributed	(2,377,429)	—
Distributions from tax return of capital	—	—
Total distributions to shareholders	(2,377,429)	—

Capital share transactions:
Contributed investments, at fair value	—	123,242,314
Contributed cash	—	100,000
Contributed liabilities	—	(23,242,314)
Total capital share transactions:	—	100,100,000

Total increase (decrease) in net assets	11,236,549	102,388,088
Net assets at beginning of period	102,388,088	—
Net assets at end of period	$113,624,637	$102,388,088

Capital share activity:
Shares issued	—	10,010,000
Total increase (decrease) in capital share activity	—	10,010,000

See accompanying notes to the financial statements

Eagle Point Defensive Income Trust

Statement of Cash Flows

As of September 30, 2025

(expressed in U.S. dollars)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from operations	$13,613,978
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments, net of payable for securities purchased	(61,813,817)
Proceeds from sales of investments and repayments of principal, net of receivable for securities sold	38,299,379
Payment-in-kind interest	(174,596)
Net realized (gain) loss on unaffiliated investments	(268,511)
Net change in unrealized (appreciation) depreciation on affiliated investments	276,090
Net change in unrealized (appreciation) depreciation on unaffiliated investments	(680,989)
Amortization (accretion) of premiums or discounts on investments	(364,955)
Amortization of deferred financing costs	180,333
Amortization of deferred offering costs attributed to common shares	81,517
Amortization of issuance costs	165,309
Change in assets and liabilities:
Interest and dividends receivable from affiliated investments	(7,838)
Interest and dividends receivable from unaffiliated investments	(1,593,583)
Due from affiliates	3,005,138
Due to affiliates	(430,600)
Professional fees payable	(36,750)
Administration fees payable	155,938
Interest expense payable	724,481
Transfer agent fees payable	7,385
Trustees’ fees payable	21,300
Other expenses payable	36,072
Net cash provided by (used in) operating activities	(8,804,719)

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholders	(2,377,429)
Borrowings under Revolving Credit Facility	24,500,000
Repayments of Revolving Credit Facility	(44,500,000)
Proceeds from issuance of Series A Term Preferred Shares due 2028	35,000,000
Offering costs, paid and deferred	(117,341)
Deferred financing costs, paid and deferred	(306,500)
Issuance costs, paid and deferred	(753,915)
Net cash provided by (used in) financing activities	11,444,815

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	2,640,096

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	1,233,058

CASH AND CASH EQUIVALENTS, END OF PERIOD	$3,873,154

Supplemental disclosure of cash flow from operating activities:
Cash paid for interest expense	$2,154,983

Eagle Point Defensive Income Trust

Notes to Financial Statements

September 30, 2025

1.ORGANIZATION

Eagle Point Defensive Income Trust (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company to offer its shares on a continuous basis. The Fund is managed by Eagle Point Defensive Income Management LLC (the “Adviser”), which is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”), and is subject to the supervision of the Fund’s Board of Trustees (the “Board”). An affiliate of the Adviser, Eagle Point Credit Management LLC, provides investment professionals and other resources to the Adviser. The Fund has elected to be treated, and to qualify, as a regulated investment company (“RIC”) under the Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Fund’s primary investment objective is to generate high current income, with a secondary objective to generate capital gains. The Fund seeks to achieve these investment objectives by focusing on proactively sourcing, structuring and investing primarily in debt and preferred equity securities issued by funds and investment vehicles, such as business development companies, registered closed-end investment companies, unregistered private funds, real estate investment trusts, collateralized fund obligations (“CFOs”) and rated feeder funds and similar investment vehicles, to finance a portion of their underlying investment portfolio (collectively, “Portfolio Debt Securities”). Portfolio Debt Securities may also include loans to such issuers. Portfolio Debt Securities may be primary issuances originated by the Adviser or its affiliates or secondary market opportunities. The Fund may also invest in other securities that the Adviser believes, in its discretion, are consistent with the Fund’s investment objectives. The Fund commenced its operations on July 29, 2024. The Fund’s registration under the 1940 Act was effective as of August 9, 2024.

2.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Fund is an investment company and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the financial statements are measured and presented in U.S. dollars.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions, which affect the reported amounts included in the financial statements and accompanying notes as of the reporting date. The most significant estimate inherent in the preparation of the financial statements is the valuation of the Fund’s investments. Actual results may differ from those estimates.

Operating Segments

The Fund has a single reportable segment with investment objectives described in Note 1 “Organization”. The chief operating decision maker (“CODM”) of the Fund is comprised of the Fund’s Chief Executive Officer and Chief Financial Officer.

Key financial information used by the CODM to assess the Fund’s performance and make operational decisions – including the Fund’s portfolio composition, total return, changes in net assets and expense ratios - is consistent with the presentation within the Fund’s financial statements. Segment assets are reflected as “Total Assets” on the accompanying Statement of Assets and Liabilities and significant segment expenses are listed on the Statement of Operations.

Securities Transactions

The Fund records the purchase and sale of securities on the trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

Eagle Point Defensive Income Trust

Notes to Financial Statements

September 30, 2025

Cash and Cash Equivalents

The Fund defines cash and cash equivalents as cash and shortterm, highly liquid investments with original maturities of three months or less from the date of purchase. The Fund maintains its cash and cash equivalents in major financial institutions, which may, at times, exceed federal insured limits. The Adviser monitors the performance of the financial institutions where such accounts are held to manage associated risk.

Cash equivalents are carried at cost, plus accrued interest, which approximates fair value. Cash equivalents are held for meeting short-term liquidity requirements, rather than for investment purposes. Cash equivalents are classified as Level I in the fair value hierarchy. As of September 30, 2025, the Fund held no cash equivalents.

Investment Income

Interest Income from Investments

Interest income from debt securities is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected.

Premiums and discounts on debt securities are amortized or accreted, respectively, using the effective interest method and are included in interest income. The Fund applies the provisions of Accounting Standards Update No. 2017-08 Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) in calculating amortization of premium for applicable investments.

In certain circumstances, all or a portion of interest income from a given investment may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the PIK capitalization date. On the capitalization date, the PIK component of interest receivable is capitalized as additional principal in the investment, which is subject to fair value determination, and the PIK interest rate is applied to the entire principal balance of the applicable investment. To the extent the Fund does not believe it will ultimately be able to collect capitalized PIK interest, the investment will be placed on non-accrual status, and previously recorded capitalized PIK interest will be reversed. For the year ended September 30, 2025, the Fund recorded $0.4 million in PIK interest income, which represented 2.8% of the Fund’s total interest income for same period, as included on the Statement of Operations.

Investment income from investments in the equity tranche securities of CFO and certain other investments is recognized using the effective interest method, in accordance with ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets. Under the effective interest method, income is recognized based on an effective yield to maturity derived from projected cash flows, and any difference between cash distributed and income amount calculated pursuant to the effective interest method is recorded as an adjustment to the cost basis of the investment. It is the Adviser’s policy to review the effective yield of CFO equity and certain other investments at each measurement date and update periodically based on the facts and circumstances known to the Adviser.

Dividend Income

Dividend income from preferred equity securities is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Dividend income from common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded companies.

Expenses, Offering Cost and Deferred Financing and Issuance Costs

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Offering Costs

Offering costs associated with the issuance of the Fund’s shares are capitalized to deferred offering cost on the Statement of Assets and Liabilities and amortized to expense over the twelve-month period following such capitalization on a straight-line basis.

Organizational Expenses

Organizational expenses of the Fund are expensed as incurred.

Eagle Point Defensive Income Trust

Notes to Financial Statements

September 30, 2025

Interest Expense

Interest expense includes the Fund’s distributions associated with the Fund’s Series A Term Preferred Shares due 2028 (the “Preferred Shares”) and interest amounts due under the Revolving Credit Facility (as defined in Note 7 “Revolving Credit Facility”) in relation to outstanding borrowings, unused commitment fees and amortization of deferred financing and issuance costs associated with borrowings.

The following table summarizes the components of interest expense for the year ended September 30, 2025:

(presented in millions)
	Preferred Shares	Revolving Credit Facility	Total
Distributions declared and paid	$0.6	$—	$0.6
Distributions accrued and unpaid	0.6	—	0.6
Interest expense on revolving credit facility	—	1.6	1.6
Amortization of deferred financing and issuance costs	0.2	0.2	0.3
Total interest expense	$1.4	$1.8	$3.2

Please refer to Note 7 “Revolving Credit Facility” and Note 8 “Mandatorily Redeemable Preferred Shares” for further discussion relating to the interest expense due under the Revolving Credit Facility and the Preferred Shares, respectively.

Deferred Financing and Issuance Costs

Deferred financing and issuance costs consist of fees and expenses incurred in connection with the Revolving Credit Facility and the issuance of Preferred Shares. These costs are capitalized at the time of payment and amortized over the respective terms of the Revolving Credit Facility and Preferred Shares using the straight-line basis, which approximates the effective interest method.

Amortization of deferred financing and issuance costs is recorded as interest expense on the Statement of Operations.

Prepaid Expenses

Prepaid expenses consist primarily of insurance premiums and state registration fees. Insurance premiums are amortized over the term of the applicable policy. State registration fees are amortized over a twelve-month period beginning at the time of payment.

Federal and Other Taxes

The Fund intends to operate so as to continue to qualify to be taxed as a RIC under the Code and, as such, to not be subject to U.S. federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Fund is required to distribute at least 90% of its investment company taxable income, as defined by the Code. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to stockholders in accordance with timing requirements imposed by the Code. Therefore, no federal income provision is required.

The Fund has adopted November 30th as its fiscal tax year end. The Fund intends to file federal income and excise tax returns as well as any applicable state tax filings. The statute of limitations on the Fund’s tax return filings generally remains open for three years. The Fund has analyzed its tax positions for the year ended September 30, 2025, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Because U.S. federal income tax regulations differ from U.S. GAAP, characteristics of distributions may differ for financial reporting and tax purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term capital gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings may differ from the amounts reflected under “aggregate

Eagle Point Defensive Income Trust

Notes to Financial Statements

September 30, 2025

distributable earnings (loss)” in the Statement of Changes in Net Assets due to temporary book/tax differences arising primarily from the Fund’s investments that are classified for tax purposes as partnerships and passive foreign investment companies.

For the year ended September 30, 2025, $0.4 million was reclassified between aggregate distributable earnings (losses) and paid-in capital. This amount represents $0.2 million of non-deductible offering costs and $0.1 million non-deductible U.S. federal excise taxes incurred in relation to the 2024 excise tax year. Additionally, within aggregate distributable earnings (losses) an amount of $0.1 million was reclassified from undistributed net investment income to realized gains. This amount represents return of capital on investments. This difference has no effect on net assets or net asset value (“NAV”) per share.

For the tax year ended November 30, 2024, the estimated components of distributable earnings (accumulated loss) reported on the Statement of Assets and Liabilities on a tax basis were as follows:

(presented in millions)
Undistributed ordinary income	$2.4
Unrealized appreciation (depreciation) on investments	$0.1

The following table summarizes the tax character of distributions to common shareholders for the respective tax years. Tax information for the year ended September 30, 2025, is estimated and is not considered final until the Fund files its tax return.

(presented in millions)
Tax Year	Ordinary Dividend	Return of Capital
2025	$2.4	$—
2024	$—	$—

For the year ended September 30, 2025, the estimated components of distributable earnings (accumulated loss) reported on the Statement of Assets and Liabilities on a tax basis were as follows:

(presented in millions)
Undistributed ordinary income	$2.4
Unrealized appreciation (depreciation) on investments	0.1
Other Timing Differences*	11.4
Total	$13.9

*Other timing differences include book/tax differences in the Fund’s partnership investments as well as timing differences caused by the difference between book and tax year end.

As of September 30, 2025, net unrealized appreciation (depreciation) of the Fund’s investments on a tax basis was as follows:

(presented in millions)
Cost for federal income tax purposes	$149.8
Gross unrealized appreciation	5.4
Gross unrealized depreciation	(5.2)
Net unrealized depreciation	$0.1

A subsidiary of the Fund, Eagle Point Defensive Income Trust Sub (US) LLC (“US Sub”), was formed after September 30, 2025. US Sub has elected to be treated as a corporation for U.S. tax purposes and is subject to federal, state and local tax where it operates or is deemed to operate.

Eagle Point Defensive Income Trust

Notes to Financial Statements

September 30, 2025

Distributions to Shareholders

The composition of distributions paid to shareholders from net investment income and capital gains is determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to shareholders can be comprised of net investment income, net realized capital gains and return of capital for U.S. federal income tax purposes and are intended to be paid monthly.

Distributions payable to shareholders are recorded as a liability on the ex-dividend date. Shareholders who participate in the Fund’s distribution reinvestment plan (the “DRIP”) will have their distributions automatically reinvested in full shares of the Fund as of the payment date pursuant to the DRIP. Shareholders who do not participate in the DRIP generally will receive distributions in cash.

In addition to regular monthly distributions, and subject to the available taxable earnings of the Fund, the Fund may make periodic special distributions representing the excess of the Fund’s net taxable income over the Fund’s aggregate monthly distributions paid during the year (or for other purposes).

The characterization of distributions paid to shareholders, as set forth in the Financial Highlights, reflects estimates made by the Fund for federal income tax purposes. These estimates are subject to change once final determination of the tax attributes of all distributions has been made by the Fund.

For the year ended September 30, 2025, the Fund declared and paid distributions to common shareholders of $2.4 million or $0.24 per share.

3.VALUATION OF INVESTMENTS

The Fund accounts for its investments in accordance with U.S. GAAP and determines fair values accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the financial statements at fair value, which represents the price that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price).

Pursuant to Rule 2a-5 under the 1940 Act, (“Rule 2a-5”), the Board has designated the Adviser as “valuation designee” responsible for performing fair value determinations, subject to Board oversight and certain other conditions. In the absence of readily available market quotations, as defined by Rule 2a-5, the Adviser determines the fair value of the Fund’s investments in accordance with its written valuation policy, which has been approved by the Board.

Fair value determinations require the application of judgment to the specific facts and circumstances of each investment. While the Fund applies a consistent valuation process across similar investment types, there is no single method for determining fair value in good faith. Due to the uncertainty in estimating fair value, the values assigned to investments may differ materially from values that would have been used had an active market for the investments existed.

The Adviser determines fair value based on assumptions that market participants would use in pricing an asset or liability in an orderly transaction at the measurement date. When considering market participant assumptions in fair value measurements, the following fair value hierarchy prioritizes and ranks the level of market price observability in measuring investments:

•Level I – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund is able to access as of the reporting date.

•Level II – Inputs, other than quoted prices included in Level I, that are observable either directly or indirectly as of the reporting date. These inputs may include (a) quoted prices for similar assets in active markets, (b) quoted prices for identical or similar assets in markets that are not active, (c) inputs other than quoted prices that are observable for the asset, or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.

•Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

Eagle Point Defensive Income Trust

Notes to Financial Statements

September 30, 2025

In cases where inputs used to measure fair value fall into multiple levels of the hierarchy, the classification is based on the lowest level input that is significant to the overall fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each investment.

Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available quoted prices in active market generally require a lesser degree of judgment and have a higher degree of market price observability. Conversely, investments lacking observable market data are valued using Level III inputs, which incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as outlined in the Adviser’s valuation policy.

In accordance with ASC 820, the Fund may use NAV as a practical expedient to estimate the fair value of certain investments that do not have a readily determinable fair value. When NAV is used as a practical expedient, those investments are not categorized within the fair value hierarchy.

An estimate of the fair value for each applicable investment is made at least monthly, based on information available as of the reporting date.

Fair Value Measurement

The following tables summarize the valuation of the Fund’s investments measured and reported at fair value under the fair value hierarchy levels as of September 30, 2025:

(presented in millions)
Investments at Fair Value	Level I	Level II	Level III	Investments Measured at Net Asset Value	Total
Loans and Notes	$2.8	$4.8	$101.9	$10.6	$120.1
Preferred Equity	7.6	—	11.3	—	18.9
CFO Equity	—	—	4.5	—	4.5
Common Equity	1.0	—	0.3	4.8	6.1
Equity Warrants	—	—	0.6	—	0.6
Total Investments at Fair Value	$11.4	$4.8	$118.5	$15.4	$150.0

(1)Amounts may not foot due to rounding.

Eagle Point Defensive Income Trust

Notes to Financial Statements

September 30, 2025

Significant Unobservable Inputs

The following table summarizes the valuation techniques and quantitative inputs and assumptions used for investments categorized within Level III of the fair value hierarchy as of September 30, 2025:

	Quantitative Information about Level III Fair Value Measurements
Assets	Fair Value (in millions)	Valuation Techniques / Methodologies	Unobservable Inputs	Weighted Average(1)/ Range(2)

Senior Secured Loans and Notes	$71.0	Discounted Cash Flow	Discount Rate Constant Prepayment Rate Constant Default Rate Loss Severity	10.55% / 8.10% - 17.50% 20.00% / 20.00% - 20.00% 1.94% / 1.00% - 2.00% 30.00% / 30.00% - 30.00%

Senior Unsecured Loans and Notes	26.0	Discounted Cash Flow	Discount Rate	8.27% / 5.98% - 11.11%

Senior Unsecured Convertible Notes	1.9	Discounted Cash Flow and Monte Carlo Simulation Model	Discount Rate Volatility Time to Liquidity (in years) Risk-Free Interest Rate	14.27% / 7.22% - 15.08% 30.00% 0.67 3.76%

Environmental Improvement Revenue Bonds	1.7	Discounted Cash Flow	Discount Rate	12.54% / 12.54% - 12.54%

Preferred Equity	9.7	Discounted Cash Flow	Discount Rate	11.65% / 8.64% - 16.04%

Convertible Preferred Shares	1.6	Discounted Cash Flow	Discount Rate Volatility NAV per share Share price	11.67% 20.00% $6.52 $5.73

CFO Equity	4.5	Discounted Cash Flow	Discount Rate	30.25% / 20.00% - 39.00%

Common Equity	0.4	Waterfall, Guideline Public Company Method	Next Fiscal Year (“NFY”) Adjusted EBITDA Multiple	10.00x

Equity warrants	0.6	Black Scholes Options Pricing Model FINCAD Convertible Preferred Model	Common Stock Value Volatility Risk Free Rate Time to Liquidity (in years) Common Stock Value Volatility Risk Free Rate Time to Liquidity (in years) Discount Rate	$30.48 60.00% 3.75% 0.75 $30.48 60.00% 3.75% 0.75 54.39%
Total(3)	$117.3

(1)Weighted average calculations are based on the fair value of investments.

(2)A range is not presented for asset type categories with one investment.

(3)Amounts may not foot due to rounding.

Unobservable inputs and assumptions are reviewed at each measurement date and updated as necessary to reflect current market conditions. The table presented is not intended to be all-inclusive, but rather provides information on significant Level III inputs relevant to the Fund’s fair value measurements as of the reporting date. In addition to the techniques and inputs outlined in the preceding table, the Adviser may use other valuation techniques and methodologies when determining the fair value of the Fund’s investments, as permitted under the Adviser’s valuation policy approved by the Board.

Eagle Point Defensive Income Trust

Notes to Financial Statements

September 30, 2025

Certain of the Fund’s Level III investments have been valued using unadjusted inputs not internally developed by the Adviser, including third-party transactions, third-party pricing services, recent market transactions and data reported by trustees. As a result, investments with a fair value of $1.2 million have been excluded from the preceding table due to being valued at recent transacted cost.

Change in Investments Classified as Level III

The following table includes additional information pertaining to financial instruments classified within Level III for the year ended September 30, 2025:

(presented in millions)
Investments at Fair Value	Senior Secured Loans and Notes	Senior Unsecured Loans and Notes	Senior Unsecured Convertible Notes	Environmental Improvement Revenue Bonds
Balance as of September 30, 2024	$55.3	$24.4	$0.8	$—
Purchases of investments(1)	34.4	6.5	1.7	1.7
Proceeds from sales or maturities of investments	(18.0)	(5.0)	(0.6)	—
Net amortization (accretion) of premiums or discounts on investments	0.0	0.0	0.0	0.0
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	0.5	0.1	0.1	0.0
Balance as of September 30, 2025(2)(3)	$72.2	$26.0	$1.9	$1.7

Investments at Fair Value	Preferred Equity	Convertible Preferred Shares	CFO Equity	Common Equity
Balance as of September 30, 2024	$12.6	$—	$1.2	$—
Purchases of investments(1)	—	1.5	3.7	0.4
Proceeds from sales or maturities of investments	(2.6)	—	—	—
Net amortization (accretion) of premiums or discounts on investments	—	—	0.0	—
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	(0.3)	0.1	(0.4)	0.0
Balance as of September 30, 2025(2)(3)	$9.7	$1.6	$4.5	$0.4

Investments at Fair Value	Equity Warrants	Total
Balance as of September 30, 2024	$0.4	$94.6
Purchases of investments(1)	0.2	49.9
Proceeds from sales or maturities of investments	-	(26.2)
Net amortization (accretion) of premiums or discounts on investments	-	0.1
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	0.1	0.2
Balance as of September 30, 2025(2)(3)	$0.6	$118.5

(1)Inclusive of PIK interest.

(2)Amounts may not foot due to rounding.

(3)There were no transfers into or out of Level III investments during the period.

Eagle Point Defensive Income Trust

Notes to Financial Statements

September 30, 2025

Net realized gains or (losses) related to Level III investments are reported in the net realized gain (loss) on investments account in the Statement of Operations, if applicable. Net changes in unrealized appreciation or (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments account in the Statement of Operations.

Fair Value – Valuation Techniques and Inputs

The Adviser has established valuation processes and procedures to ensure the valuation techniques are fair and consistent, and valuation inputs are supportable. Oversight of the valuation process is conducted by the Adviser’s Valuation Committee, which is composed of senior personnel from the Adviser or its affiliates, the majority of whom are not involved in the Fund’s portfolio management activities. The Valuation Committee is responsible for overseeing the implementation of the Adviser’s written valuation policies, which have been approved by the Board, and evaluating the overall fairness and consistency of the valuation process. The Valuation Committee reviews and approves the fair value determinations of the Fund’s portfolio investments on a monthly basis.

Exchange-Traded Investments

Exchange-traded investments are fair valued utilizing the official closing price from the applicable exchange as of the measurement date. Due to their observability and active market, the Adviser categorizes such investments as Level I investments.

Investments Not Listed on an Exchange

For investments not listed on an exchange, but for which an active market exists, the Adviser utilizes an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two-sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgment has been used by the Adviser in the valuation of these investments, such investments are categorized by the Adviser as Level II investments within the fair value hierarchy.

In the absence of an active market, investments not listed on an exchange require the use of unobservable inputs and significant judgment to determine fair value. For such investments, the Adviser engages a nationally recognized independent valuation agent to determine the fair value. The independent valuation agent performs a discounted cash flow analysis, or other valuation technique appropriate for the facts and circumstances, to determine the fair value of such investments, ultimately providing a high and low valuation for each investment. The Adviser generally records the mid-point of the range provided as fair value of the investment, but from time to time may record fair value at a level other than the mid-point. In all instances, the final valuation recorded is within the high and low band provided by the valuation agent. Due to the lack of observable inputs, the Adviser categorizes these investments as Level III investments within the fair value hierarchy.

Valuation of Joint Venture Investments

Joint venture investments consist of common stock and senior unsecured notes issued by a joint venture entity. The Adviser values the common stock using the NAV as a practical expedient, unless it is probable that the Adviser will sell a portion of the investment at an amount different than the NAV. The Fund values the senior unsecured notes at recent transacted cost.

Investment Risk Factors and Concentration of Investments

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Fund. The Fund’s prospectus provides a detailed discussion of the Fund’s risks and considerations. The risks described in the prospectus are not the only risks the Fund faces. Additional risks and uncertainties not currently known to the Fund or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Eagle Point Defensive Income Trust

Notes to Financial Statements

September 30, 2025

Risks of Investing in Certain Pooled Issuers and other Structured Debt Securities

Portfolio Debt Securities and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, such securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, such securities may be governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments.

Subordinated Securities Risk

Certain debt securities in which the Fund may invest are subordinated to more senior tranches of debt. Accordingly, such debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same issuer. In addition, certain securities are under-collateralized in that the face amount of the issuer’s debt and equity exceeds its total assets. With respect to certain investments, the Fund will be in a first loss or subordinated position with respect to realized losses on the underlying assets held by the issuers of such securities.

High Yield Investment Risk

Certain investments of the Fund are rated below investment grade or unrated. Such securities are sometimes referred to as “high yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying certain investments may also be high yield investments. Investing in such investments involves greater credit and liquidity risk, which may adversely impact the Fund’s performance.

Payment-In-Kind and Original Issue Discount

To the extent that the Fund invests in original issue discount instruments, including payment-in-kind loans and zero coupon bonds, investors will be exposed to the risks associated with the inclusion of such non-cash income in taxable and accounting income prior to receipt of cash.

Leverage Risk

The use of leverage, whether directly or indirectly through investments, may magnify the Fund’s risk of loss. Certain issuers in which the Fund invests are very highly leveraged and therefore are subject to a high degree of risk of loss.

Credit Risk

The Fund invests primarily in credit and credit-related instruments. Such investments generally fluctuate in value based upon broader market factors, such as changes in interest rates, and also based on developments affecting the perceived creditworthiness and ability of the borrower to repay the principal and interest owed with respect to the underlying indebtedness. If a credit investment in the Fund’s portfolio declines in price and/or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Fund’s NAV and/or income would be adversely impacted.

Key Personnel Risk

The Adviser manages the Fund’s investments. Consequently, the Fund’s success depends, in large part, upon the services of the Adviser, including its affiliate Eagle Point Credit Management LLC, which provides the Adviser with investment professionals and other resources under a personnel and resources agreement and the skill and expertise of the Adviser’s professional personnel. There can be no assurance that the professional personnel of the Adviser (or Eagle Point Credit Management LLC) will continue to serve in their current positions or continue to be employed by the Adviser. The Fund can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as the Fund’s investment adviser.

Conflicts of Interest Risk

The Fund’s executive officers and trustees, and the Adviser and certain of its affiliates and their officers and employees, including the members of the Senior Investment Committee, have several conflicts of interest as a result of the other activities in which they engage.

Eagle Point Defensive Income Trust

Notes to Financial Statements

September 30, 2025

Risks of Default on Underlying Assets

A wide range of factors could adversely affect the ability of the issuer of an underlying asset to make interest or other payments on that asset and result in a default by such issuer. Defaults and losses of underlying assets would reduce the Fund’s collateral in the investment or otherwise impair the creditworthiness of the Fund’s investment. This could have a negative impact on the fair value of the Fund’s investment and reduce the cash flows that the Fund receives from its investment.

Prepayment Risk

Investments held by the Fund may be prepaid more quickly than expected. Prepayment rates are influenced by changes in interest rates and a variety of factors beyond the Fund’s control and consequently cannot be accurately predicted. Early prepayments give rise to increased reinvestment risk, as the Fund might realize excess cash from prepayments earlier than expected. If the Fund is unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce the Fund’s net income and the fair value of that asset.

Liquidity Risk

Generally, there is no public market for many of the Fund’s investments. As such, the Fund may not be able to sell such investments quickly, or at all. If the Fund is able to sell such investments, the prices the Fund receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Fund.

Incentive Fee Risk

The Fund’s incentive fee structure and the formula for calculating the fee payable to the Adviser may incentivize the Adviser to pursue speculative investments and use leverage in a manner that adversely impacts the Fund’s performance.

Fair Valuation of the Fund’s Investments

Generally, there is no public market for many of the investments the Fund targets. As a result, the Adviser values these securities at fair value in accordance with the requirements of the 1940 Act. The Adviser’s determinations of the fair value of the Fund’s investments have a material impact on the Fund’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Fund’s NAV on a given date to understate or overstate, possibly materially, the value that the Fund ultimately realizes on one or more of the Fund’s investments.

Non-Diversification Risk

The Fund is a non-diversified investment company under the 1940 Act and expects to hold fewer investments than a diversified fund under the 1940 Act.

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Fund’s ability to raise capital, reduce the availability of suitable investment opportunities for the Fund or adversely and materially affect the value of the Fund’s investments, any of which would negatively affect the Fund’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain and could affect companies worldwide.

Synthetic Investments Risk

The Fund may invest in synthetic investments, including regulatory capital relief securities and credit risk transfer securities, which are fixed rate or floating rate unsecured general obligations issued by banks or other financial institutions, or acquire interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with the applicable reference assets, the Fund will usually have a contractual relationship only with the counterparty of such synthetic investment, and not with the reference obligor of the reference asset. Accordingly, the Fund will generally have no right to directly enforce compliance by the reference obligor with the terms of the reference asset nor will it have any rights of setoff against the reference obligor or rights with respect to the reference asset. The Fund will not directly benefit from the collateral supporting the reference asset and will not have the benefit of the remedies that would normally be available to a holder

Eagle Point Defensive Income Trust

Notes to Financial Statements

September 30, 2025

of such reference asset. In addition, in the event of the insolvency of the counterparty, the Fund may be treated as a general creditor of such counterparty and will not have any claim with respect to the reference asset. Consequently, the Fund will be subject to the credit risk of the counterparty as well as that of the reference obligor.

Currency Risk

Although the Fund primarily makes investments denominated in U.S. dollars, the Fund may make investments denominated in other currencies. The Fund’s investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. The Fund may or may not hedge currency risk.

Hedging Risk

Hedging transactions seeking to reduce risks may result in poorer overall performance than if the Fund had not engaged in such hedging transactions. Additionally, such transactions may not fully hedge the relevant risks.

Interest Rate Risk

Fluctuations in interest rates, whether driven by governmental policy, inflation expectations, or other market factors, could adversely affect the Fund’s results, including both the level of cash flows the Fund generates and the market value of its portfolio investments.

Income from the Fund’s investments in floating-rate instruments will generally rise or fall with changes in the Secured Overnight Financing Rate (“SOFR”) or another applicable benchmark rate.

In a sustained period of elevated interest rates and/or an economic downturn, loan default rates could rise, leading to higher credit losses that may reduce the Fund’s cash flow, the fair value of its assets and its operating results. Conversely, a significant decline in interest rates could decrease portfolio income over time as loans reprice at lower coupons.

An increase in interest rates may also negatively affect the value of the Fund’s fixed-rate investments, such as high-yield bonds, and could increase the Fund’s own financing costs to the extent it issues floating rate debt or refinances fixed-rate debt or preferred equity at higher rates in the future, thereby reducing net investment income.

Refinancing Risk

If the Fund incurs debt financing and subsequently refinances such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If the Fund fails to extend, refinance or replace such debt financings prior to their maturity on commercially reasonable terms, the Fund’s liquidity will be lower than it would have been with the benefit of such financings, which would limit the Fund’s ability to grow, and holders of the Fund’s common shares would not benefit from the potential for increased returns on equity that incurring leverage creates.

Tax Risk

If the Fund fails to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or otherwise becomes subject to corporate income tax, the resulting corporate taxes (and any related penalties) could substantially reduce the Fund’s net assets, the amount of income available for distributions to the Fund’s shareholders, and the amount of income available for payment of the Fund’s other liabilities.

Derivatives Risk

Derivative instruments in which the Fund may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by other instruments. The primary risks related to derivative transactions include counterparty, correlation, liquidity, leverage, volatility, OTC trading, operational and legal risks. In addition, a small investment in derivatives could have a large potential impact on the Fund’s performance, effecting a form of investment leverage on the Fund’s portfolio. In certain types of derivative transactions, the Fund could lose the entire amount of the Fund’s investment; in other types of derivative transactions the potential loss is theoretically unlimited.

Eagle Point Defensive Income Trust

Notes to Financial Statements

September 30, 2025

Counterparty Risk

The Fund may be exposed to counterparty risk, which could make it difficult for the Fund or the issuer in which the Fund invests to collect on obligations, thereby resulting in potentially significant losses.

Price Risk

Shareholders who buy shares of the Fund at different times will likely pay different prices.

Non-U.S. Investing Risk

Investing in foreign entities or issuers with underlying non-U.S. assets may expose the Fund to additional risks not typically associated with investing in U.S. entities and issuers. These risks include changes in exchange control regulations, political and social instability, restrictions on the types or amounts of investment, the imposition of sanctions, tariffs, or other governmental restrictions, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations and greater price volatility. Further, the Funds and the issuers in which the Fund invests may have difficulty enforcing creditor’s rights in foreign jurisdictions.

Global Risk

Due to highly interconnected global economies and financial markets, the value of the Fund’s securities and its underlying investments may go up or down in response to governmental actions and/or general economic conditions throughout the world. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the enactment of trade tariffs, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.

Banking Risk

The possibility of future bank failures poses risks of reduced financial market liquidity at clearing, cash management and other custodial financial institutions. The failure of banks which hold cash on behalf of the Fund, the Fund’s underlying obligors, the sponsors or managers of the issuers in which the Fund invests, or the Fund’s service providers could adversely affect the Fund’s ability to pursue its investment strategies and objectives. For example, if an underlying obligor has a commercial relationship with a bank that has failed or is otherwise distressed, such company may experience delays or other disruptions in meeting its obligations and consummating business transactions. Additionally, if an issuer’s manager or sponsor has a commercial relationship with a distressed bank, the manager may experience issues conducting its operations or consummating transactions on behalf of the issuer it manages, which could negatively affect the performance of such issuers (and, therefore, the performance of the Fund).

Foreign Investing Risk

The Fund may invest in securities of foreign issuers (or U.S. issuers that hold foreign assets) to the extent consistent with the Fund’s investment strategies and objectives. Investing in foreign entities may expose the Fund to additional risks, including exchange control regulations, political and social instability, expropriation, foreign taxes, less liquid and transparent markets, high transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations and greater price volatility. Further, the Fund, and the issuers in which the Fund invests, may have difficulty enforcing creditor’s rights in foreign jurisdictions.

Illiquid Shares Risk

The Fund’s shares are not publicly traded and the Fund does not expect a secondary market in the shares to develop in the foreseeable future, if ever. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5% and up to 25% of its outstanding shares at NAV, the number of shares tendered in connection with a repurchase offer may exceed the number of shares the Fund has offered to repurchase, in which case not all of an investor’s shares tendered in that offer will be repurchased. If shareholders tender for repurchase more than the repurchase offer amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional number of shares not to

Eagle Point Defensive Income Trust

Notes to Financial Statements

September 30, 2025

exceed 2% of the outstanding shares of the Fund on the repurchase request deadline. In connection with any given repurchase offer, the Fund may offer to repurchase only the minimum amount of 5% of its outstanding shares. Hence, an investor may not be able to sell their shares when and/or in the amount desired.

4.DERIVATIVE CONTRACTS

Warrants

The Fund may receive warrants from issuers upon an investment in the debt or equity of an issuer. Warrants provide the Fund with exposure to and potential gains upon equity appreciation of the issuer’s share price.

The value of a warrant has two components: time value and intrinsic value. A warrant has a limited life and expires on a certain date. As the expiration date of a warrant approaches, the time value declines. In addition, if the stock underlying the warrant declines in price, the intrinsic value of an in-the-money warrant will also decline. Furthermore, at expiration, if the price of the stock underlying the warrant does not exceed the warrant’s strike price, the warrant will expire worthless. As a result, the Fund could potentially lose its entire investment in a warrant.

The Fund is also exposed to counterparty risk, which arises from the potential failure of an issuer of warrants to settle exercised warrants. The maximum potential loss to the Fund from counterparty risk is limited to the fair value of the contracts.

The following table presents the fair value amounts of derivative contracts included in the Statement of Assets and Liabilities, categorized by type of contract, as of September 30, 2025. Balances are presented on a gross basis, before application of the effect of counterparty and collateral netting. The following table also presents the realized and unrealized gain and loss amounts included in the Statement of Operations, categorized by type of contract, for the year ended September 30, 2025:

(presented in millions)
Derivatives not accounted for as hedging instruments under FASB ASC Topic 815, Derivatives and Hedging
Type of Contracts	Derivative Assets	Derivative Liabilities	Realized Gain (Loss)	Unrealized Gain (Loss)
Equity contracts	$0.6	$—	$—	$0.1

5.RELATED PARTY TRANSACTIONS

Investment Advisory Agreement

On March 6, 2024, the Fund entered into an investment advisory agreement with the Adviser (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, effective July 7, 2025, the date on which the SEC declared the Fund’s registration statement effective, the Fund is subject to a management fee and an incentive fee for the Adviser’s services.

Management Fee

The management fee is calculated at an annual rate of 1.50% of the Fund’s “Managed Assets” and payable quarterly in arrears. Managed Assets are defined as the Fund’s total assets (including assets attributable to leverage) minus the Fund’s accrued liabilities (other than liabilities incurred for the purpose of creating leverage). The Fund was charged a management fee of $0.6 million for the year ended September 30, 2025, all of which was voluntarily waived by the Adviser and is not subject to recoupment under the ELA (defined below).

Incentive Fee

The incentive fee is calculated and payable quarterly, in arrears, on the pre-incentive fee net investment income (“PNII”) attributable to each class of the Fund’s shares for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the value of the Fund’s net assets, equal to 1.875% per quarter (7.5% annualized), and a “catch-up” feature. For this purpose, PNII means (a) interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting

Eagle Point Defensive Income Trust

Notes to Financial Statements

September 30, 2025

fees) applicable to each class accrued during the calendar quarter, minus (b) each class’s operating expenses for the quarter (including the management fee, expenses payable under the Administration Agreement (as defined below) to the Administrator, and any interest expense and/or dividends paid on any issued and outstanding debt or preferred stock, but excluding organizational and offering expenses and the incentive fee) after giving application to any reimbursement or recoupment under the ELA (as defined below). PNII includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments payment-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. PNII excludes any realized or unrealized capital gains or losses.

The Fund pays the Adviser an incentive fee with respect to PNII in each calendar quarter as follows:

 i.no incentive fee if PNII attributable to the applicable share class does not exceed the hurdle rate of 1.875% of such class’s NAV;

  ii.100% of PNII attributable to the applicable share class with respect to that portion of such PNII, if any, exceeding the hurdle rate but equal to or less than 2.20588% of such class’s NAV (the “catch-up”);

  iii.15% of the amount of PNII attributable to the applicable share class, if any, exceeding 2.20588% of such class’s NAV.

The Fund was charged an incentive fee of $0.4 million for the year ended September 30, 2025, all of which was voluntarily waived by the Adviser and is not subject to recoupment under the ELA (defined below).

Administration Agreement

On March 6, 2024, the Fund entered into an administration agreement (the “Administration Agreement”) with Eagle Point Administration LLC (the “Administrator”), an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator provides a range of administrative services to the Fund, including maintaining financial records, providing accounting services, calculating NAV, overseeing the preparation and filing of the Fund’s tax returns, monitoring compliance with tax laws and regulations, assisting with audits conducted by an independent public accounting firm, managing the printing and disseminating reports to the Fund’s shareholders, maintaining the Fund’s website, supporting investor relations, overseeing the payment of the Fund’s expenses, coordinating the performance of administrative and professional services rendered to the Fund by third parties, and providing other administrative services as the Fund may designate from time to time.

The Fund reimburses the Administrator for costs and expenses incurred by the Administrator in performing its obligations and providing personnel (for the avoidance of doubt, including salaries and related payroll expenses) and facilities. Payments under the Administration Agreement are based on the Fund’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, compliance-related fees and expenses, and the Fund’s allocable portion of the compensation of the Fund’s chief compliance officer, chief financial officer, chief operating officer and related support staff. The Fund’s allocable portion of such compensation is based on an allocation of the time spent on the Fund-related matters.

Certain accounting and other administrative services were delegated by the Administrator to ALPS Fund Services, Inc. (the “Sub Administrator”). To the extent the Administrator outsources any of its functions, the Fund pays the fees on a direct basis, without profit to the Administrator.

The Administration Agreement may be terminated by the Fund without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Fund. The Administration Agreement is approved by the Board on an annual basis.

For the year ended September 30, 2025, the Fund was charged a total of $0.2 million in administration fees, relating to services provided by the Sub-Administrator, of which $0.2 million was payable as of September 30, 2025. The Fund wasn’t charged administration fees by the Adviser for the same period.

The Adviser and the Administrator are under common ownership by Eagle Point Holdings LP.

Eagle Point Defensive Income Trust

Notes to Financial Statements

September 30, 2025

Expense Limitation and Reimbursement Agreement

On March 6, 2024, the Fund entered into an Expense Limitation and Reimbursement agreement (the “ELA”) with the Adviser. Pursuant to the ELA, the Adviser may, at its discretion, pay, directly or indirectly, the Fund’s operating expenses or waive fees payable to the Adviser or affiliates of the Adviser, in an effort to limit the expenses borne by the Fund. Any expense payments or waivers made by the Adviser under the ELA are subject to reimbursement by the Fund for up to three years from the date such support was provided, subject to approval by the Board.

For the year ended September 30, 2025, the Adviser did not provide any expense support under the ELA.

Organizational and Offering Expense Support and Reimbursement Agreements

On March 6, 2024, the Fund entered into an Organizational and Offering Expense Support and Reimbursement Agreement (the “O&O Agreement”) with the Adviser. Pursuant to the O&O Agreement, the Fund will pay for organizational and offering expenses up to a limit of 1.5% of gross proceeds raised in the offering and gross equity contributions (including the value of the initial seed portfolio). These expenses may be paid directly to third-party vendors or reimbursed to affiliates of the Fund, the Adviser, or the Administrator, subject to the organizational and offering expense limit.

For the year ended September 30, 2025, the Adviser did not provide any support under the O&O Agreement.

Board of Trustees

The Fund’s Board of Trustees currently consists of six members, four of whom are not “interested persons,” as defined in the 1940 Act, of the Fund and the Adviser. The Board is responsible for the overall management and supervision of our business and affairs, including the appointment of advisers and service providers. Key responsibilities of the Board include oversight of the valuation of the Fund’s assets, corporate governance activities, financing arrangements and investment activities.

For the year ended September 30, 2025, the Fund incurred $0.02 million in the trustee’s compensation, which is recorded on the Statement of Operations and, of which $0.02 million was payable as of September 30, 2025.

Co-Investment Exemptive Relief

On June 17, 2025, the SEC issued an exemptive order that permits the Fund to participate in certain negotiated co-investments alongside other accounts managed by the Adviser, or its affiliates, subject to certain conditions.

Affiliated Ownership

As of September 30, 2025, the Adviser and its affiliates held indirectly an aggregate of 1.00% of the Fund’s shareholders’ equity. Also as of September 30, 2025, an unaffiliated institutional investor (a limited partner of Eagle Point Defensive Income Fund NJ LP, an affiliate and shareholder of the Fund) held indirectly an aggregate of 99.00% of the Fund’s shareholders’ equity and held an indirect non-controlling ownership interest in the Adviser.

Affiliated Investments

The Fund has investments that are considered affiliated investments, as defined under the 1940 Act. These represent investments in issuers where the Fund and other funds managed by the Adviser or its affiliates collectively own 5% or more of the issuer’s outstanding voting securities.

The following investments were considered affiliated investments as of September 30, 2025:

(presented in millions)
Issuer	Investment Description	Interest Income	Dividend Income	Net unrealized appreciation (depreciation) on Investments
Senior Credit Corp 2022 LLC	Senior Unsecured Loans and Notes, 8.500%, due on 12/05/2028	$0.9	$—	$—
Senior Credit Corp 2022 LLC	Common Stock	—	2.1	(0.3)
	Total(1)	$0.9	$2.1	$(0.3)

Eagle Point Defensive Income Trust

Notes to Financial Statements

September 30, 2025

(presented in millions)

Issuer	Investment Description	Fair Value	Funded Commitment	Unfunded Commitment
Senior Credit Corp 2022 LLC	Senior Unsecured Loans and Notes, 8.500%, due on 12/05/2028	$10.6	$10.6	$1.7
Senior Credit Corp 2022 LLC	Common Stock	4.8	4.5	0.7
	Total(1)	$15.4	$15.2	$2.5

(1)Amounts may not foot due to rounding.

6.SHAREHOLDERS’ EQUITY

The Fund’s authorized shares consist of an unlimited number of common shares of beneficial interest. The Fund offers its shares on a continuous basis at the applicable period end NAV per share plus any applicable sales load.

As of September 30, 2025, there were 10,010,000 common shares issued and outstanding.

Repurchases of Common Shares by the Fund

The Fund conducts quarterly offers to repurchase at least 5% and up to 25% of the Fund’s outstanding shares at NAV.

For the year ended September 30, 2025, no common shares were repurchased by the Fund.

7.REVOLVING CREDIT FACILITY

The Fund may utilize leverage to the extent permitted by the 1940 Act. The Fund may obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to repurchase agreements or similar transactions. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. The use of leverage creates an opportunity for increased net income and capital appreciation, but also creates additional risks and expenses which will be borne entirely by common shareholders. The Fund’s leverage strategy may not ultimately be successful.

On August 2, 2024, the Fund entered into a loan and security agreement with City National Bank, as lender, establishing a revolving credit facility (the “Revolving Credit Facility”). The Revolving Credit Facility was amended on August 1, 2025, to extend the maturity date. The Revolving Credit Facility is collateralized by certain investments held by the Fund, and the Fund has granted a security interest in certain assets to the lender. Pursuant to the terms of the Revolving Credit Facility, the Fund may borrow up to the lesser of (a) the Revolver Commitment (the “Revolver Commitment”), which can be changed from time to time, and (b) the “borrowing base”, calculated as varying percentages of the fair value of eligible Fund’s investments. As of September 30, 2025, the Revolver Commitment was $50.0 million. Borrowings under the Revolving Credit Facility can be either Base Rate (defined as the greatest of (a) the Federal Funds Rate plus a spread, (b) the rate of interest announced or otherwise established by City National Bank as its prime commercial rate and (c) Term Secured Overnight Financing Rate (“SOFR”) plus a spread) loans or SOFR loans. SOFR loans under the Revolving Credit Facility bear interest at the daily or 1 month SOFR, plus a spread. The Fund is required to pay a commitment fee on the unused amount of the Revolver Commitment.

The Revolving Credit Facility will mature on the earlier of (i) the termination of the Revolver Commitment, as defined by the terms of the Revolving Credit Facility or (ii) the scheduled maturity date of July 31, 2027. The Fund has the option to extend the maturity from time to time in accordance with the terms of the Revolving Credit Facility.

For the year ended September 30, 2025, the Fund had an average outstanding borrowing balance of $21.9 million and an average interest rate of 6.94%. The interest expense, inclusive of the commitment fee and amortization of deferred financing costs, on the Revolving Credit Facility for the same period was $1.8 million and is recorded in the Statement of Operations.

Eagle Point Defensive Income Trust

Notes to Financial Statements

September 30, 2025

As of September 30, 2025, the Fund’s outstanding borrowing amount was $7.9 million, which is presented net of unamortized deferred financing costs of $0.3 million on the Statement of Assets and Liabilities.

See Note 9 “Asset Coverage” for further discussion on the Fund’s calculation of asset coverage with respect to the Revolving Credit Facility.

8.MANDATORILY REDEEMABLE PREFERRED SHARES

As of September 30, 2025, there were 35,000 Preferred Shares authorized, issued and outstanding, with a par value of $1,000 per share.

On April 16, 2025, the Fund closed an underwritten private placement offering of 25,000 Preferred Shares, resulting in net proceeds to the Fund of approximately $24.5 million after payment of underwriting discounts and commissions. Subsequently, on May 14, 2025, the Fund issued an additional 10,000 Preferred Shares via a private placement, resulting in approximately $9.9 million of additional net proceeds after payment of underwriting commission and offering expenses.

The Fund is required to redeem all outstanding Preferred Shares on April 30, 2028 at a redemption price of $1,000 per share, plus accrued but unpaid dividends, if any. At any time on or after April 30, 2027, the Fund may, at its sole option, redeem the outstanding Preferred Shares, in whole or in part, from time to time. The holders of Preferred Shares are entitled to receive quarterly cumulative cash distributions at a rate equal to SOFR plus a 380 basis point spread per annum.

The Fund has accounted for its Preferred Shares as a liability under ASC Topic 480 – Distinguishing Liabilities from Equity (“ASC 480”), due to their mandatory redemption requirements.

Except as otherwise stated in the 1940 Act or the Fund’s declaration of trust, each holder of Preferred Shares is entitled to one vote for each Preferred Share held on each matter submitted to a vote of the Fund’s shareholders. The Fund’s preferred and common shareholders vote together as a single class on all matters submitted to the Fund’s shareholder, except that the Fund’s preferred shareholders have the right to elect two trustees at all times, The remaining members of the Board are elected jointly by preferred and common shareholders voting as a single class.

9.ASSET COVERAGE

Under the provisions of the 1940 Act, the Fund is permitted to issue senior securities, including debt securities and preferred shares, and borrow from banks or other financial institutions, provided that the Fund satisfies certain asset coverage requirements.

With respect to senior securities that are equity, such as the Preferred Shares, the Fund is required to have asset coverage of at least 200%, as measured at the time of issuance of any such senior securities. Asset coverage is calculated as the ratio of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are equity.

With respect to senior securities representing indebtedness, such as the Revolving Credit Facility or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Fund is required to have asset coverage of at least 300%, as measured at the time of borrowing. Asset coverage is calculated as the ratio of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness.

If the Fund’s asset coverage declines below 300% (or 200%, as applicable), the Fund is prohibited under the 1940 Act from incurring additional debt or issuing additional preferred shar es and may be prohibited from declaring certain distributions to its shareholders. In addition, the terms of the Revolving Credit Facility require the Fund to cure any breach of the applicable asset coverage if the Fund fails to maintain the applicable asset coverage, and the terms of the Preferred Shares require the Fund to redeem Preferred Shares if such failure to maintain the applicable asset coverage is not cured by a certain date.

Eagle Point Defensive Income Trust

Notes to Financial Statements

September 30, 2025

The following table summarizes the Fund’s asset coverage with respect to its Preferred Shares and Revolving Credit Facility, as of September 30, 2025 and September 30, 2024:

(presented in millions)
	As of September 30, 2025	As of September 30, 2024
Total assets	$156.9	$130.8
Less liabilities and indebtedness not represented by senior securities	(1.3)	(0.5)
Net total assets and liabilities	$155.6	$130.3

Preferred Shares(1)	$35.0	$—
Revolving Credit Facility(1)	7.9	27.9
Total senior securities	$42.9	$27.9

Asset coverage for senior securities(1)(2)	363%	467%
Asset coverage for Revolving Credit Facility(1)(3)	1,974%	467%

(1)Amounts are based on outstanding principal balance as of the date presented.

(2)The asset coverage for senior securities is calculated in accordance with Section 18(h) of the 1940 Act, as generally described above.

(3)The asset coverage ratio for the Revolving Credit Facility is calculated in accordance with Section 18(h) of the 1940 Act, as generally described above.

10.COMMITMENTS AND CONTINGENCIES

The Fund is not currently subject to any material legal proceedings. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Fund does not expect these proceedings will have a material effect upon its financial condition or results of operations.

As part of its strategy, the Fund provides financing through senior secured credit facilities, which may include revolving loan commitments and delayed drawdowns of senior secured term loans. Additionally, the Fund may make commitments to and invest in structured finance securities. As of September 30, 2025, total unfunded commitments from these facilities and investments were $34.1 million, which consists of $31.6 million from unaffiliated investments and $2.5 million from affiliated investments. As of September 30, 2025, the Fund recorded $0.1 million in net unrealized depreciation on unfunded loan commitments.

11.INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, during the normal course of business, the Fund enters into contracts containing a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements cannot be known; however, the Fund expects any risk of loss to be remote.

12.SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through November 26, 2025, the date these financial statements were available to be issued. Management has determined that, other than the events described above, there are no additional events requiring disclosure or adjustment in the financial statements and related notes through this date.

Eagle Point Defensive Income Trust

Financial Highlights

Per Share Data	For the year ended September 30, 2025	For the period from July 29, 2024 (Commencement of Operations) through September 30, 2024
Net asset value at beginning of period	$10.23	$10.00
Net investment income(1)	1.29	0.15
Net realized gain (loss) and changed in unrealized appreciation (depreciation) on investments(1)(2)	0.07	0.08
Net income (loss) and net increase (decrease) in net assets resulting from operations(1)	1.36	0.23
Distributions to shareholders from net investment income(3)	(0.24)	—
Distributions to shareholders from net realized gains on investments(3)	—	—
Distributions to shareholders from tax return of capital(3)	—	—
Total distributions declared to shareholders(3)	(0.24)	—
Distributions to shareholders based on weighted average shares impact(4)	(0.24)	—
Total distributions to shareholders	(0.24)	—
Net asset value at end of period	$11.35	$10.23
Total net asset value return(5)	13.28%	2.30%
Shares outstanding at end of period	10,010,000	10,010,000

Ratios and Supplemental Data:
Net asset value at end of period	$113,624,637	$102,388,088
Ratio of expenses, before fee waivers, to average net assets(6)	4.85%	3.65%
Ratio of expenses, after fee waivers, to average net assets(6)	3.93%	3.65%
Ratio of net investment income to average net assets(6)	11.87%	13.14%
Portfolio turnover rate(7)	26.97%	3.73%
Asset coverage for senior securities	363%	N/A
Asset coverage for Revolving Credit Facility	1,974%	467%

Revolving Credit Facility:
Principal amount outstanding at end of period	$7,885,766	$27,885,766
Asset coverage per $1,000 at end of period(8)	$19,737	$4,672

See accompanying notes to the financial statements

Eagle Point Defensive Income Trust

Financial Highlights

Footnotes to Financial Highlights:

(1)Per share amounts are based on weighted average of shares outstanding for the period. Per share distributions paid to Series A Term Preferreed Shares preferred shareholders and the aggregate amount of amortized deferred issuance costs associated with the Series A Term Preferred Shares are reflected in net investment income, and totaled ($1.16) and ($0.15) per common share, respectively, for the year ended September 30, 2025.

(2)Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments may include a balancing figure to reconcile the change in NAV per share at the end of each period. The amount per share may not agree with the change in the aggregate net realized gain (loss) and changed in unrealized appreciation (depreciation) on investments for the period because of the timing of issuance of the Fund’s shares in relation to fluctuating market values for the portfolio.

(3)The information provided is based on estimates available at each respective period. The Fund’s final taxable income and the actual amount required to be distributed will be finally determined when the Fund files its final tax returns and may vary from these estimates.

(4)Represents the difference between the per share amount distributed to shareholders of record and the per share amount distributed based on the weighted average of shares outstanding for the period.

(5)Total return for the period from July 29, 2024 (commencement of operations) through September 30, 2024 is not annualized. Total return is calculated based on the change in NAV per share between the beginning and end of period NAV per share and assumes distributions paid to shareholders during the period were reinvested in accordance with the Fund’s distribution reinvestment plan.

(6)Ratios for the period from July 29, 2024 (commencement of operations) through September 30, 2024 are annualized. Ratio of net investment income and ratio of expenses, after fee waivers, include the impact of fee waivers by the Adviser for the period from July 31, 2025 to September 30, 2025. Please refer to Note 5 “Related Party Transactions” for further discussions relating to the fee waivers by the Adviser. Ratios for the year ended September 30, 2025 include interest expense on the credit facility of 1.65% of average net assets. Ratios for the year ended September 30, 2025 include interest expense on the Series A Term Preferred shares of 1.31% of average net assets.

(7)The portfolio turnover rate is calculated as the lesser of total investment purchases executed during the period (excluding investments acquired in exchange for shares issued by the Fund) and total sales executed during the period and repayments of principal (excluding sales of investments made following a purchase-of-assets transaction to realign the Fund’s portfolio), divided by the average fair value of investments (with appropriate adjustments made to the denominator to follow adjustments made to the numerator) for the same period.

(8)The asset coverage per unit figure is the ratio of the Fund’s total assets, less liabilities and indebtedness not represented by the Revolving Credit Facility, to the aggregate dollar amount of outstanding borrowings of the Revolving Credit Facility, in accordance with Section 18(h) of the 1940 Act. The asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount.

See accompanying notes to the financial statements

Eagle Point Defensive Income Trust

Supplemental Information

Senior Securities Table

Information about the Fund’s senior securities shown in the following table has been derived from the Fund’s financial statements as of and for the dates noted.

(presented in millions)
Title of Security	Total Principal Amount Outstanding	Asset Coverage Per Unit ⁽¹⁾	Involuntary Liquidating Preference Per Unit (2)	Average Market Value Per Unit (3)

As of September 30, 2025
Preferred Shares	$35.0	$4,447	$1,000	$1,000
Revolving Credit Facility (City National Bank)	$7.9	$19,737	N/A	N/A

As of September 30, 2024
Revolving Credit Facility (City National Bank)	$27.9	$4,672	N/A	N/A

(1)The asset coverage per unit figure is the ratio of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of outstanding applicable senior securities, as calculated for the Revolving Credit Facility in accordance with Section 18(h) of the 1940 Act. With respect to the Revolving Credit Facility, the asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(2)The involuntary liquidating preference per unit is the amount to which a Preferred Share would be entitled in preference to any security junior to it upon our involuntary liquidation.

(3)The average market value per unit is calculated by taking the average of the $1,000 principal value for the Preferred Shares for each day during the years for which the security was outstanding.

Eagle Point Defensive Income Trust

Report of Independent Registered Public Accounting Firm

KPMG LLP
Two Manhattan West
375 9th Avenue, 17th Floor
New York, NY 10001

To the Shareholder and Board of Trustees of
Eagle Point Defensive Income Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Eagle Point Defensive Income Trust (the Fund), including the schedule of investments, as of September 30, 2025, the related statements of operations, and cash flows for the year ended September 30, 2025, and statement of changes in net assets for the year then ended and the period from July 29, 2024 (commencement of operations) through September 30, 2024, and the related notes (collectively, the financial statements) and the financial highlights for the year ended September 30, 2025 and the period from July 29, 2024 through September 30, 2024. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, the results of its operations and cash flows for the year then ended, and changes in its net assets and financial highlights for the year then ended and the period from July 29, 2024 through September 30, 2024, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2025, by correspondence with the custodian and other counterparties; when replies were not received, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

Accompanying Supplemental Information

The senior securities information of the Fund on page 42 as of September 30, 2025, under the caption “Supplemental Information” (the Supplemental Information) has been subjected to audit procedures performed in conjunction with the audit of the Fund’s respective financial statements. The Supplemental Information is the responsibility of the Fund’s management. Our audit procedures included determining whether the Supplemental Information reconciles to the respective financial statements or the underlying accounting and other records, as applicable, and performing procedures to test the completeness and accuracy of the information presented in the Supplemental Information. In forming our opinion on the Supplemental Information, we evaluated whether the Supplemental Information, including its form and content, is presented in conformity with the instructions in Form N-2. In our opinion, the Supplemental Information is fairly stated, in all material respects, in relation to the respective financial statements as a whole.

We have served as the auditor of one or more companies advised by an affiliate of Eagle Point Defensive Income Management LLC since 2014.

New York, New York
November 26, 2025

DIT Annual Report for the Fiscal Year Ended September 30, 2025

Distribution Reinvestment Plan & Additional Information

Distribution Reinvestment Plan

Subject to our Board of Trustees’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a quarterly basis and pay such distributions on a monthly basis. We have adopted an “opt in” distribution reinvestment plan (“DRIP”) pursuant to which shareholders may elect to have the full amount of your cash distributions reinvested in additional Shares. Shares will be issued pursuant to the DRIP at a price equal to their net asset value. There is no upfront sales load or service charge for distributions reinvestment. If shareholders elect to participate in the DRIP, distributions on Shares are automatically reinvested in additional Shares by SS&C Technologies, Inc., or the “DRIP Agent.” Participants in our DRIP are free to elect or terminate participation in the DRIP; a request must be received and processed by the DRIP Agent prior to the dividend record date to be effective for that income distribution or capital gain distribution. Holders of our Shares who receive distributions in the form of additional Shares are nonetheless required to pay applicable federal, state or local taxes on the reinvested distribution and will not receive a corresponding cash distribution with which to pay any applicable tax. Reinvested distributions increase our Shareholders’ equity on which a management fee is payable to the Adviser.

We reserve the right to amend or terminate the DRIP.

All correspondence or additional information about the DRIP should be directed to SS&C Technologies, Inc., (833) 360-5520 or by mail: 80 Lamberton Rd, Windsor, CT 06095.

Additional Information

Investment Advisory Agreement

At a meeting held on May 23, 2025, the Board of Trustees (the “Board”) of Eagle Point Defensive Income Trust (“we,” “us,” “our” or the “Fund”), including all of the trustees that are not interested persons of the Fund (voting separately), unanimously voted to approve the continuation and renewal of the existing investment advisory agreement (the “Investment Advisory Agreement”) by and between the Fund and Eagle Point Defensive Income Management LLC (our “Adviser”) for an additional one-year period.

In reaching a decision to approve the continuation and renewal of the Investment Advisory Agreement, the Board, assisted by the advice of fund counsel, requested and received a significant amount of information and considered all the factors the Board believed relevant, including, among other things, the following: (1) the nature, extent and quality of services performed by the Adviser, including the investment performance of the Fund; (2) information regarding the fees and other expenses paid by the Fund, including the cost of services provided by the Adviser and its affiliates; (3) comparative information on fees and expenses borne by other comparable registered investment companies, and certain other funds advised by the Adviser; (4) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of the Fund’s investors; and (5) various other factors.

The Board’s decision to renew the Investment Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of the information provided to the Board at its meetings throughout the year. The Board did not assign relative weights to the factors considered by it as the Board conducted an overall analysis of these factors. Individual members of the Board may have given different weights to different factors.

The Board requested, considered and evaluated information regarding the following factors, among others:

DIT Annual Report for the Fiscal Year Ended September 30, 2025

Distribution Reinvestment Plan & Additional Information

Nature, Extent and Quality of Services and Performance

The Board reviewed and considered the nature, extent and quality of the services provided by the Adviser under the Investment Advisory Agreement. Among other things, the Board reviewed the most recent Form ADV for the Adviser and information about the background and experience of the key personnel of the Adviser primarily responsible for the day-to-day portfolio management of the Fund.

The Board also evaluated the Adviser’s shared personnel/services arrangement with its affiliate, Eagle Point Credit Management LLC, and the ability of the Adviser and its affiliate to attract and retain high-caliber personnel. In this regard, the Board considered information regarding the Adviser’s and its affiliates’ compensation program, which is designed to provide both annual and long-term incentives for its personnel and to align personnel interests with the long-term success of the Adviser’s clients, including the Fund.

In addition, the Board reviewed information about the Adviser’s investment process, financial stability, investment and risk management programs, the legal and compliance programs of the Adviser, and the Fund’s use of leverage, the forms of leverage used by the Fund, and the effect of such leverage on the Fund’s portfolio and performance and the Adviser’s profitability. The Board noted that the level of leverage used by the Fund was not directly comparable to peer funds because of the substantial differences in the strategies and asset classes in which the Fund and its peers invest.

The Board then reviewed and considered the Fund’s performance results in terms of total return on a net asset value basis during the period ended December 31, 2024, and considered such performance in light of the Fund’s investment objective, strategies and risks. The Board noted that the Fund did not have meaningful performance information available for the Board to review because it commenced operations in 2024. The Board discussed and considered the Fund’s recent performance in light of recent and current market conditions.

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with, and that the Fund should continue to benefit from, the nature, extent and quality of services provided to the Fund by the Adviser.

Investment Advisory Fee Rates and Total Expense Ratio

The Board then reviewed and considered the advisory fee rates, including the base management fee and incentive fee, payable by the Fund to the Adviser under the Investment Advisory Agreement and the total expense ratio of the Fund and any voluntary waivers thereof by the Adviser during the 2024 calendar year. Additionally, the Board received and considered information comparing the advisory fee rates and total expense ratio of the Fund with those of (1) non-listed registered closed-end funds managed by third-party investment advisers that have an investment strategy comparable to that of the Fund (the “Peer Group Funds”), (2) non-listed registered closed-end funds managed by third-party investment advisers that have a portion of their assets invested in the types of securities in which the Fund invests (the “Peer Universe Funds” and together with the Peer Group Funds, the “Peer Funds”), and (3) funds managed by the Adviser and its affiliates that are comparable to the Fund in terms of investment objectives, investment policies, eligible portfolio investments and certain other characteristics (collectively, the “Comparable Funds”).

The Board noted that the Fund’s contractual management fee rate was higher than or equal to those of the Peer Funds except for one and higher than the average contractual management fee rate of the Peer Funds. The Board noted that the Fund had not yet paid an incentive fee to the Adviser and therefore could not meaningfully compare the Fund’s effective incentive fee rate with its Peer Funds’ effective incentive fee rates. The Board further considered that the Fund’s net expense ratio was one basis point higher than the average net expense ratio of the Peer Group Funds and higher than the average net expense ratio of the Peer Universe Funds. Among other things, the Board considered the differences between the investment strategy of the Fund and the strategy of each of the Peer Funds.

DIT Annual Report for the Fiscal Year Ended September 30, 2025

Distribution Reinvestment Plan & Additional Information

The Board also compared the advisory fee rates paid by the Fund and certain of the Comparable Funds. The Board noted the differences in the fee structures among the Fund on one hand and certain of the Comparable Funds on the other, and that such differences could cause the Fund to pay a higher or lower effective advisory fee rate than a fund managed by the Adviser or an affiliate in certain circumstances. The Board considered that the different rate structures are driven by investor expectations for the different fund structures and strategies, the additional complexity of the Adviser’s investment strategy in the regulatory and tax environment applicable to the Fund’s portfolio, the assumption of entrepreneurial and other risks by the Adviser in sponsoring and providing ongoing services to the Fund, the Fund’s investor base, resources dedicated by the Adviser to manage the Fund’s inflows and outflows and the costs associated with operating as an investment adviser for a registered investment company.

In considering the advisory fee rates, the Board also discussed the Fund’s use of leverage, including the Fund’s issuance of preferred shares and the Fund’s use of a revolving credit facility. The Board noted that while the Adviser believes that the prudent use of leverage is in the best interests of the Fund and its shareholders, the use of leverage has the potential to increase the Adviser’s base management fee and incentive fee and therefore creates a conflict of interest.

Based on its review, the Board concluded that each of the Fund’s advisory fee rates and total expense ratio is fair and reasonable in light of the services provided to the Fund and other factors considered.

Profitability

The Board also considered that due to the difficulty of projecting future asset raising with a reasonable degree of certainty (as well as the relative size of future fixed costs) and other factors, the Adviser was unable to provide a reliable estimate of profitability to the Adviser from its relationship with the Fund.

Economies of Scale

The Board considered the potential growth of the Fund and information regarding whether the Investment Advisory Agreement reflects economies of scale for the benefit of the Fund’s investors. The Board considered that, given (1) the complexity and time required to manage and monitor the types of securities in which the Fund invests, (2) the resource-intensive nature of acquiring and disposing of certain of the Fund’s investments in the primary markets and (3) the need to manage continuous inflows raised through the Fund’s public offering and to manage the liquidity of the Fund’s portfolio to satisfy the requirements of Rule 23c-3 and for general risk management purposes, any growth in the Fund’s assets would be expected to require and had required additional investment resources, including personnel, and therefore generally would not meaningfully reduce the per unit cost of managing the Fund’s portfolio. Based on the foregoing, the Board concluded that the opportunity of the Fund to realize significant economies of scale is limited and the fee structure was appropriate given the Fund’s investment objectives and strategies.

Other Benefits

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund. The Board considered the Adviser’s representation that these ancillary benefits could not be appropriately valued. The Board also considered that Eagle Point Securities LLC, an affiliate of the Adviser, serves as the dealer manager of the Fund. The Board noted that, as dealer manager, Eagle Point Securities LLC would receive a dealer manager fee in connection with sales of certain classes of shares; however, the Board noted that in certain instances, all or a substantial portion of Eagle Point Securities LLC’s compensation would be waived or re-allowed to the applicable third-party selling intermediary.

Based on the information reviewed and the discussions detailed above, the Board reached a determination, through the exercise of its business judgment, that the compensation payable to the Adviser pursuant to the Investment

DIT Annual Report for the Fiscal Year Ended September 30, 2025

Distribution Reinvestment Plan & Additional Information

Advisory Agreement was fair and reasonable in light of the services provided to the Fund by the Adviser and other factors considered.

Management

Our Board is responsible for oversight of the management of the Fund. The Board has appointed officers who assist in managing the Fund’s affairs. The trustees and officers of the Fund are listed below. For more information regarding the trustees and officers, please refer to the Fund’s Statement of Additional Information, which is available, without charge, upon request by calling (203) 900-5833.

The Board

The Board currently consists of six members, four of whom are not “interested persons” (as defined in the Investment Company Act of 1940) of the Fund. The Fund refers to these trustees as the Fund’s “independent trustees.”

Name, Address[1] and Age	Position(s) held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships[3]
Interested Trustees[2]
Thomas P. Majewski Age: 51	Chairman, Trustee, Chief Executive Officer and Principal Executive Officer	Since inception[4]

Managing Partner of Eagle Point Credit Management LLC (including certain affiliated advisers) since September 2012. Chief Executive Officer of Eagle Point Credit Company Inc. since May 2014, Eagle Point Income Company Inc. since October 2018, Eagle Point Institutional Income Fund since January 2022, Eagle Point Enhanced Income Trust since August 2023 and EP Private Capital Fund I since July 2025. Co-Chief Executive Officer of Eagle Point Trinity Senior Secured Lending Company.

Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Institutional Income Fund, Eagle Point Enhanced Income Trust, EP Private Capital Fund I and Eagle Point Trinity Senior Secured Lending Company

James R. Matthews Age: 58	Trustee	Since inception[4]	Managing Director of Stone Point Capital LLC.	Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Institutional Income Fund, Eagle Point Enhanced Income Trust and EP Private Capital Fund I

DIT Annual Report for the Fiscal Year Ended September 30, 2025

Distribution Reinvestment Plan & Additional Information

Name, Address[1] and Age	Position(s) held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships[3]
Independent Trustees
Scott W. Appleby Age: 61	Trustee	Since inception[4]	President of Appleby Capital, Inc., a financial advisory firm, since April 2009.

Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Institutional Income Fund, Eagle Point Enhanced Income Trust, EP Private Capital Fund I and Eagle Point Trinity Senior Secured Lending Company

Kevin F. McDonald Age: 59	Trustee	Since inception[4]

Chief Operating Officer of AltaRock Partners, an asset management firm, since January 2019; Director of Business Development and Investor Relations of Folger Hill Asset Management, LP from December 2014 to July 2018.

Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Institutional Income Fund, Eagle Point Enhanced Income Trust and EP Private Capital Fund I
Paul E. Tramontano Age: 63	Trustee	Since inception[4]	Executive Managing Director at Cresset Asset Management, LLC since April 2023; Senior Managing Director and Wealth Manager at First Republic Investment Management from October 2015 to April 2023.

Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Institutional Income Fund, Eagle Point Enhanced Income Trust, EP Private Capital Fund I and Eagle Point Trinity Senior Secured Lending Company

Jeffrey L. Weiss Age: 64	Trustee	Since inception[4]	Private Investor since June 2012; Managing Partner of Colter Lewis Investment Partners since January 2018.	Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Institutional Income Fund, Eagle Point Enhanced Income Trust and EP Private Capital Fund I

1The business address of each trustee is c/o Eagle Point Defensive Income Trust, 600 Steamboat Road, Suite 202, Greenwich, Connecticut 06830.

2Mr. Majewski is an interested trustee due to his position with the Adviser. Mr. Matthews is an interested trustee due to his position with Stone Point Capital LLC, which is an affiliate of the Adviser.

DIT Annual Report for the Fiscal Year Ended September 30, 2025

Distribution Reinvestment Plan & Additional Information

3Eagle Point Credit Company Inc., Eagle Point Income Company Inc., Eagle Point Institutional Income Fund, Eagle Point Enhanced Income Trust and EP Private Capital Fund I are each considered to be in the same fund complex as us and, as a result, each trustee serves as a director/trustee of six investment companies in the same complex.

4Each trustee holds an indefinite term until the trustee’s resignation, removal or death.

Officers

Information regarding our officers who are not trustees is as follows:

Name, Address[1] and Age	Positions Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Last Five Years
Lena Umnova Age: 47	Chief Financial Officer, Principal Accounting Officer and Chief Operating Officer	Since July 2025

Chief Accounting Officer of Eagle Point Credit Management LLC since 2019; Chief Financial Officer and Chief Operating Officer of Eagle Point Institutional Income Fund, Eagle Point Enhanced Income Trust and EP Private Capital Fund I since July 2025.

Nauman S. Malik Age: 45	Chief Compliance Officer	Since inception

Chief Compliance Officer of Eagle Point Credit Company Inc. since September 2015, Eagle Point Income Company Inc. since October 2018, Eagle Point Institutional Income Fund since January 2022, Eagle Point Enhanced Income Trust since August 2023 and EP Private Capital Fund I since July 2025; General Counsel of Eagle Point Credit Management LLC (including certain affiliated advisers) since June 2015; Chief Compliance Officer of Eagle Point Credit Management LLC (including certain affiliated advisers) from September 2015 to March 2020.

Courtney B. Fandrick Age: 43	Secretary	Since inception

Secretary of Eagle Point Credit Company Inc. since September 2015, Eagle Point Income Company Inc. since October 2018, Eagle Point Institutional Income Fund since January 2022, Eagle Point Enhanced Income Trust since August 2023 and EP Private Capital Fund I since July 2025; Chief Compliance Officer of Eagle Point Credit Management LLC (including certain affiliated advisers) since April 2020 and Eagle Point Trinity Senior Secured Company since March 2025; Deputy Chief Compliance Officer of Eagle Point Credit Management LLC (including certain affiliated advisers) from December 2014 to March 2020.

1The business address of each officer is c/o Eagle Point Defensive Income Trust, 600 Steamboat Road, Suite 202, Greenwich, Connecticut 06830. All of our officers are officers or employees of the Adviser or affiliated companies.

2Each officer holds office until his or her successor is chosen and qualifies, or until his or her earlier resignation or removal.

Portfolio Information

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT will be available without charge, upon request by calling (844) 810-6501, or from the EDGAR Database on the SEC’s website (www.sec.gov).

DIT Annual Report for the Fiscal Year Ended September 30, 2025

Distribution Reinvestment Plan & Additional Information

Proxy Voting Information

The Fund has delegated its proxy voting responsibility to the Adviser. A description of these policies and procedures is available (1) without charge, upon request, by calling toll free (844) 810-6501 or (2) in the Fund’s prospectus, filed with the SEC, which can be found on the SEC’s website (www.sec.gov).

Information regarding how we voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available, without charge: (1) upon request, by calling toll free (844) 810-6501 or (2) on the SEC’s website at www.sec.gov. You may also obtain information about how we voted proxies by making a written request for proxy voting information to: Eagle Point Defensive Income Management LLC, 600 Steamboat Road, Suite 202, Greenwich, CT 06830.

Privacy Notice

The Fund is committed to protecting your privacy. This privacy notice explains the privacy policies of Eagle Point Defensive Income Trust and its affiliated companies. The terms of this notice apply to both current and former shareholders. The Fund will safeguard, according to strict standards of security and confidentiality, all information it receives about you. With regard to this information, the Fund maintains procedural safeguards that are reasonably designed to comply with federal standards. We have implemented procedures that are designed to restrict access to your personal information to authorized employees of the Fund’s investment adviser, Eagle Point Defensive Income Management LLC, and its affiliates who need to know your personal information to perform their jobs, and in connection with servicing your account. While we may share your personal information with our affiliates in connection with servicing your account, our affiliates are not permitted to share your information with non-affiliated entities, except as permitted or required by law.

When you purchase shares of the Fund and in the course of providing you with products and services, we and certain of our service providers, such as a transfer agent, may collect personal information about you, such as your name, address, social security number or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant and/or information captured on applicable websites.

We do not disclose any personal information provided by you or gathered by us to non-affiliated third parties, except as permitted or required by law or for our everyday business purposes, such as to process transactions or service your account. For example, we may share your personal information in order to send you annual and semiannual reports and other information required by law, and to send you information the Fund believes may be of interest to you. We may disclose your personal information to unaffiliated third-party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Fund. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. We may also provide your personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.

We reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect our rights or property. We may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.

DIT Annual Report for the Fiscal Year Ended September 30, 2025

Distribution Reinvestment Plan & Additional Information

If you have any queries or concerns about the privacy of your personal information, please contact our investor relations team at (844) 810-6501.

We will review this policy from time to time and may update it at our discretion.

DIT Annual Report for the Fiscal Year Ended September 30, 2025

End of Annual Report. Back Cover Follows.

Eagle Point Defensive Income Trust

600 Steamboat Road, Suite 202
Greenwich, CT 06830
(203) 340-8500

Investment Adviser

Eagle Point Defensive Income Management LLC
600 Steamboat Road, Suite 202
Greenwich, CT 06830

Transfer Agent for Common Shares

SS&C Technologies, Inc.
80 Lamberton Rd.
Windsor, CT 06095
(833) 360-5520

Transfer Agent for Series A Term Cumulative

Preferred Shares

Equiniti Trust Company, LLC

28 Liberty Street, 53rd Floor

New York, NY 10005

(800) 937-5449

© 2025, Eagle Point Defensive Income Trust. All rights reserved.
Eagle Point and Eagle Point Credit are registered trademarks of Eagle Point Credit Management LLC.

Item 2. Code of Ethics

As of the end of the period covered by this report, Eagle Point Defensive Income Trust (the “registrant”) has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “SOX Code of Ethics”). The registrant did not amend, or grant any waivers from, any provisions of the SOX Code of Ethics during the period covered by this report. The registrant’s SOX Code of Ethics is available upon request to any person without charge. Such requests should be submitted to the registrant’s Chief Compliance Officer at (203) 340-8500, toll free (844) 810-6501 or cco@eaglepointcredit.com.

Item 3. Audit Committee Financial Expert

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The board of trustees has determined that Jeffrey L. Weiss satisfies the requirements of an audit committee financial expert. Mr. Weiss is “independent” within the meaning of that term used in Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees. The aggregate fees billed for professional services rendered by KPMG LLP (“KPMG”), the registrant’s independent registered public accounting firm, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended September 30, 2025, and September 30, 2024, were $238,429 and $40,000, respectively.

(b)	Audit-Related Fees. The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item 4 in the fiscal years ended September 30, 2025, and September 30, 2024, were $14,000 and $41,500, respectively. The fees incurred in the 2025 and 2024 fiscal years were in connection with the registrant’s filing of its registration statements.

(c)	Tax Fees. The aggregate fees billed for professional services by KPMG for tax compliance, tax advice and tax planning in the fiscal years ended September 30, 2025, and September 30, 2024, were $79,618 and $0, respectively. These fees were in connection with the preparation of the registrant’s regulated investment company tax compliance and related tax advice.

(d)	All Other Fees. The aggregate fees billed for all other services not listed in (a) through (c) above by KPMG in the fiscal years ended September 30, 2025, and September 30, 2024, were $0 and $0, respectively.

(e)	(1) The registrant’s Audit Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the registrant’s independent registered public accounting firm. Under the policies, on an annual basis, the registrant’s Audit Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the registrant.

In addition, the registrant’s Audit Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant (together, the “Service Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the registrant. Although the Audit Committee does not pre-approve all services provided by the independent registered public accounting firm to Service Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the registrant), the Audit Committee receives an annual report showing the aggregate fees paid by Service Affiliates for such services.

The registrant’s Audit Committee may also from time to time pre-approve individual non-audit services to be provided to the registrant or a Service Affiliate that were not pre-approved as part of the annual process described above. The Audit Committee may form and delegate authority to subcommittees consisting of one (1) or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that any decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Committee pre-approve permitted non-audit services provided to the registrant pursuant to de minimis exceptions described in Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and applicable regulations.

(2) None of the independent accountant’s expenses described in paragraphs (b) through (d) of this item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X as all such expenses were pre-approved by the Audit Committee.

(f)	Not Applicable

(g)	For the fiscal years ended September 30, 2025, and September 30, 2024, the aggregate fees billed by KPMG for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant were $93,618 and $41,500, respectively. For the years ended September 30, 2025, and September 30, 2024, these fees were for the services rendered in connection with advisory, tax compliance, tax advice, tax planning and filing of registration statements during the period for the registrant and for the registrant’s investment adviser. These fees exclude any fees paid by Eagle Point Credit Management LLC, Eagle Point Income Management LLC, Eagle Point Enhanced Income Management LLC and Eagle Point Defensive Income Management LLC.

(h)	The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the investment adviser and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrant

(a)	Not applicable.

(b)	Not applicable.

Item 6. Investments

(a)	A schedule of investments is included in the registrant’s report to stockholders under Item 1.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Included in the registrant’s report to stockholders under Item 1.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has delegated its proxy voting responsibility to Eagle Point Defensive Income Management LLC (the “Adviser”). The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines will be reviewed periodically by the Adviser and the registrant’s independent trustees, and, accordingly, are subject to change.

Introduction

An investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of the Adviser’s clients.

These policies and procedures for voting proxies for the Adviser’s investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Based on the nature of the registrant’s investment strategy, the Adviser does not expect to receive proxy proposals but may from time to time receive amendments, consents or resolutions applicable to investments held by the registrant. The Adviser’s general policy is to exercise voting or consult authority in a manner that serves the interests of the registrant’s stockholders. The Adviser may occasionally be subject to material conflicts of interest in voting proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. If at any time the Adviser becomes aware of a material conflict of interest relating to a particular proxy proposal, the Adviser’s Chief Compliance Officer will review the proposal and determine how to vote the proxy in a manner consistent with interests of the registrant’s stockholders.

Proxy Voting Records

Information regarding how the Adviser voted proxies relating to the registrant’s portfolio securities is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) on the SEC’s website at http://www.sec.gov. You may also obtain information about how the Adviser voted proxies by making a written request for proxy voting information to: Eagle Point Defensive Income Management LLC, 600 Steamboat Road, Suite 202, Greenwich, CT 06830 or cco@eaglepointcredit.com.

Item 13. Portfolio Managers of Closed-End Investment Companies

Information pertaining to the portfolio managers of the registrant, and information relating to the registrant’s investment adviser, is set forth below as of September 30, 2025.

The management of the registrant’s investment portfolio is the responsibility of the Adviser pursuant to an investment advisory agreement (“Investment Advisory Agreement”). Certain of the Adviser’s affiliates provide investment advisory services to pooled investment vehicles, separately managed accounts, and the registrant (collectively, the “Accounts”). The terms and conditions of the Accounts may vary depending on the type of services provided or the type of client, and these terms and conditions may also vary from client to client.

There are no restrictions on the ability of the Adviser and certain of its affiliates to manage accounts for multiple clients, including accounts for affiliates of the Adviser or their directors, officers or employees, following the same, similar or different investment objectives, philosophies and strategies as those used by the Adviser for the registrant’s account. In those situations, the Adviser and its affiliates may have conflicts of interest in allocating investment opportunities between the registrant and any other account managed by the Adviser or an affiliate. Such conflicts of interest would be expected to be heightened where the Adviser manages an account for an affiliate or its directors, officers or employees. In addition, certain of these accounts may provide for higher management fees or have incentive fees or may allow for higher expense reimbursements, all of which may contribute to a conflict of interest and create an incentive for the Adviser to favor such other accounts. Further, accounts managed by the Adviser or certain of its affiliates hold, and may in the future be allocated, certain investments in collateralized loan obligations (“CLOs”), such as debt tranches, which conflict with the positions held by other accounts in such CLOs, such as the registrant. In these cases, when exercising the rights of each account with respect to such investments, the Adviser and/or its affiliates will have a conflict of interest as actions on behalf of one account may have an adverse effect on another account managed by the Adviser or such affiliate, including the registrant. In such cases, such conflicts may not be resolved in a manner that is always or exclusively in our best interests.

In addition, certain of the Adviser’s affiliates (and the investment funds that they manage) may also invest in companies that compete with the Adviser and that therefore manage other accounts and funds that compete for investment opportunities with the registrant. The registrant’s executive officers and trustees, as well as other current and potential future affiliated persons, officers and employees of the Adviser and certain of its affiliates, may serve as officers, directors or principals of, or manage the accounts for, other entities with investment strategies that substantially or partially overlap with the strategy that the registrant pursues. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of the registrant or the registrant’s common stockholders.

Further, the professional staff of the Adviser will devote as much time to the registrant as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement. However, such persons are also committed to providing investment advisory and other services for other clients and engage in other business ventures in which the registrant has no interest. Certain of the Adviser’s and its affiliates’ senior personnel and ultimate managers serve and may serve as officers, directors, managers or principals of other entities that operate in the same or a related line of business as the Adviser, and its affiliates, or that are service providers to firms or entities such as the Adviser, the registrant, CLOs or other similar entities. Accordingly, such persons may have obligations to investors in those entities the fulfillment of which may not be in the registrant’s best interest. In addition, certain of such persons hold direct and indirect personal investments in various companies, including certain investment advisers and other operating companies, some of which do or may provide services to the Adviser, the registrant, or other accounts serviced by the Adviser or its affiliates, or to any issuer in which the registrant may invest. The registrant may pay fees or other compensation to any such operating company or financial institution for services received. Further, these relationships may result in conflicts of interest that may not be foreseen or may not be resolved in a manner that is always or exclusively in the registrant’s best interest. As a result of these separate business activities and payment structures, the Adviser has conflicts of interest in allocating management time, services and functions among the registrant and its affiliates and other business ventures or clients.

As a fiduciary, the Adviser owes a duty of loyalty to its clients, including the registrant, and must treat each client fairly. When the Adviser purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. To this end, the Adviser has adopted and reviewed policies and procedures pursuant to which it allocates investment opportunities appropriate for more than one client account in a manner deemed appropriate in its sole discretion to achieve a fair and equitable result over time. Pursuant to these policies and procedures, when allocating investment opportunities, the Adviser may take into account regulatory, tax or legal requirements applicable to an account. In allocating investment opportunities, the Adviser may use rotational, percentage or other allocation methods provided that doing so is consistent with the Adviser’s internal conflict of interest and allocation policies and the requirements of the Advisers Act, the Investment Company Act of 1940, as amended (the “1940 Act”), and other applicable laws. In addition, an account managed by the Adviser, such as the registrant, is expected to be considered for the allocation of investment opportunities together with other accounts managed by affiliates of the Adviser. There is no assurance that investment opportunities will be allocated to any particular account equitably in the short-term or that any such account, including the registrant, will be able to participate in all investment opportunities that are suitable for it.

In the ordinary course of business, the registrant may enter into transactions with persons who are affiliated with the registrant by reason of being under common control of the Adviser or its affiliates. In order to ensure that the registrant does not engage in any prohibited transactions with any affiliated persons, the registrant has implemented certain policies and procedures whereby its executive officers screen each of its transactions for any possible affiliations between the registrant, the Adviser and its affiliates and the registrant’s employees, officers and directors. The registrant will not enter into any such transactions unless and until it is satisfied that doing so is consistent with the 1940 Act, applicable SEC exemptive rules, interpretations or guidance, or the terms of the registrant’s exemptive order (discussed below), as applicable. The registrant’s affiliations may require it to forgo attractive investment opportunities.

The registrant may co-invest on a concurrent basis with other accounts managed by the Adviser and may do so with other accounts managed by certain of our Adviser’s affiliates subject to compliance with applicable regulations and regulatory guidance and applicable written allocation procedures. The registrant has received exemptive relief from the SEC that permits it to participate in certain negotiated co-investments alongside other accounts managed by the Adviser and certain of its affiliates, subject to certain conditions. The Adviser may determine not to allocate certain potential co-investment opportunities to the registrant after taking into account regulatory requirements or other considerations. A copy of the registrant’s application for exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at www.sec.gov.

In order to address such conflicts of interest, the registrant has adopted a Code of Ethics. Similarly, the Adviser has separately adopted a Code of Ethics (“Code”). The Adviser’s Code requires the officers and employees of the Adviser to act in the best interests of its client accounts (including the registrant), act in good faith and in an ethical manner, avoid conflicts of interests with the client accounts to the extent reasonably possible and identify and manage conflicts of interest to the extent that they arise. Personnel subject to each code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. The registrant’s trustees and officers, and the officers and employees of the Adviser, are also required to comply with applicable provisions of the U.S. federal securities laws and make prompt reports to supervisory personnel of any actual or suspected violations of law.

In addition, the Adviser has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time.

Investment Personnel. The senior investment team of the Adviser is primarily responsible for the registrant’s day-to-day investment management and the implementation of the registrant’s investment strategy and process, with oversight provided by the Adviser’s board of managers. Biographical information on the senior investment team, each of whom has served as a portfolio manager since the registrant’s inception, is set forth below:

Thomas P. Majewski, Managing Partner.  Mr. Majewski is Founder and Managing Partner of the Adviser. He manages the Adviser and its affiliates (“Eagle Point” or the “firm”), oversees all of the firm’s investment offerings. Mr. Majewski is Chairman of the firm’s Investment Committee.

Mr. Majewski has 30 years of experience in credit and structured finance. He led the creation of some of the earliest refinancing CLOs, pioneering techniques that are now commonplace in the market. Prior to founding Eagle Point in 2012, Mr. Majewski held leadership positions within the fixed income divisions at J.P. Morgan, Merrill Lynch, Bear Stearns and Royal Bank of Scotland. He was the US Country Head at AMP Capital/AE Capital, where he oversaw a diverse portfolio of credit and other private investments on behalf of Australian investors. Mr. Majewski began his career in the securitization group at Arthur Andersen.

Mr. Majewski also serves as a director and Chief Executive Officer of Eagle Point Credit Company Inc.; director, Chair and Chief Executive Officer of Eagle Point Income Company Inc.; trustee, Chair and Chief Executive Officer of Eagle Point Enhanced Income Trust, Eagle Point Institutional Income Fund, Eagle Point Defensive Income Trust and EP Private Capital Fund I; and trustee, Chair and Co-Chief Executive Officer of Eagle Point Trinity Senior Secured Lending Company.

Mr. Majewski earned a BS in Accounting from Binghamton University.

Daniel W. Ko, Principal and Portfolio Manager.  Mr. Ko is a Senior Principal and Portfolio Manager at the Adviser. He is a member of the firm’s Investment Committee.

Mr. Ko has over 17 years of experience in structured finance. Prior to joining Eagle Point in 2012, he was a Vice President in Bank of America’s (f/k/a Bank of America Merrill Lynch) CLO structuring group, where he modeled cash flows, negotiated terms with debt and equity investors, and coordinated the rating process. Mr. Ko was also responsible for exploring non-standard structuring initiatives, including financing trades with dynamic leverage, emerging market CBOs and European CLOs. Earlier, he managed their legacy CLO, TruPS CDO, and ABS CDO portfolios and started in their CDO/CLO structuring group.

Mr. Ko holds a BS in Finance and Accounting, magna cum laude, from The Wharton School of the University of Pennsylvania.

Daniel M. Spinner (CAIA), Principal and Portfolio Manager.  Mr. Spinner is a Senior Principal and Portfolio Manager at the Adviser. He is a member of the firm’s Investment Committee.

Mr. Spinner has over 27 years of experience in credit and advising, financing, and investing in alternative asset management firms and funds. He has been involved in the credit markets for the majority of his career. Prior to joining Eagle Point in 2013, Mr. Spinner oversaw the Private Equity, Special Opportunities Credit, and Real Estate allocations for the 1199SEIU Benefit and Pension Funds. He was also a Managing Director in the Financial Institutions Group at Bear Stearns focused on alternative asset managers, and a co-founder and President of Structured Capital Partners (a financial holding company formed to invest in CLO and structured credit managers). Mr. Spinner started his career in the Financial Institutions Group at Chase Manhattan Bank.

Mr. Spinner holds a BA in Business Management, summa cum laude, from Gettysburg College and an MBA from Columbia Business School.

The following table sets forth other accounts within each category listed for which members of the senior investment team are jointly and primarily responsible for day-to-day portfolio management as of September 30, 2025. Among the accounts listed below, four of the “Registered Investment Companies” (with total assets of $2,267.9 million, 13 of the “Other Pooled Investment Vehicles” (with total assets of $3,186.6 million) and 31 of the “Other Accounts” (with total assets of $2,033.7 million) are subject to a performance fee.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Thomas P. Majewski	5	$2,831.3	16	$4,146.2	67	$6,171.3
Daniel W. Ko	5	$2,831.3	16	$4,146.2	67	$6,171.3
Daniel M. Spinner	5	$2,831.3	16	$4,146.2	67	$6,171.3

* Total Assets are estimated and unaudited and may vary from final audited figures. Total assets exclude amounts invested in the equity of another investment vehicle managed by the portfolio manager so as to avoid double counting.

Compensation.

The Adviser’s investment professionals are paid out of the total revenues of the Adviser and certain of its affiliates, including the advisory fees earned with respect to providing advisory services to the registrant. Professional compensation is structured so that key professionals benefit from strong investment performance generated on the accounts that the Adviser and such affiliates manage and from their longevity with the Adviser. Each member of the senior investment team has indirect equity ownership interests in the Adviser and related long-term incentives. Members of the senior investment team also receive a fixed base salary and an annual market and performance-based cash bonus. The bonus is determined by the Adviser’s board of managers and is based on both quantitative and qualitative analysis of several factors, including the profitability of the Adviser and its affiliates, and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by the registrant’s long-term performance and the value of the registrant’s assets as well as the portfolios managed for the Adviser’s and such affiliates’ other clients.

Securities Owned in the Company by Portfolio Managers.

The table below sets forth the dollar range of the value of the shares of the registrant’s common shares which are owned beneficially by each portfolio manager as of September 30, 2025. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Company(1)
Thomas P. Majewski	None
Daniel W. Ko	None
Daniel M. Spinner	None

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 and over $1,000,000.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

None.

Item 15. Submission of Matters to a Vote of Security Holders

None.

Item 16. Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30(a)-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activity during its most recent fiscal year.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a) (3)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE POINT DEFENSIVE INCOME TRUST

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (Principal Executive Officer)

Date:	November 26, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacity and on the dates indicated.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (Principal Executive Officer)
Date:	November 26, 2025

By:	/s/ Alena Umnova
Alena Umnova
Chief Financial Officer (Principal Financial Officer)
Date:	November 26, 2025